Exhibit 4.2

Execution Version

REATA PHARMACEUTICALS, INC.

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 6th day of December, 2011, by and among REATA PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), the parties listed on the signature pages hereto, the Investors (as defined herein) listed on Schedule A hereto, University of Texas System (“UT System”), and the stockholders of the Company listed on Schedule B hereto (the “Other Stockholders”).

RECITALS

WHEREAS, on September 27, 2002, the Company and others entered into the original Investors’ Rights Agreement in connection with the initial issuance by the Company of its Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”);

WHEREAS, on September 12, 2003, the Company and others entered into the Amended and Restated Investors’ Rights Agreement in connection with the initial issuance by the Company of its Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”);

WHEREAS, on September 22, 2004, the Company and others entered into the Second Amended and Restated Investors’ Rights Agreement in connection with the initial issuance by the Company of its Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”);

WHEREAS, on October 22, 2004, the Company and others entered into the First Amendment to Second Amended and Restated Investors’ Rights Agreement;

WHEREAS, on March 8, 2006, the Company and others entered into the Third Amended and Restated Investors’ Rights Agreement in connection with the initial issuance by the Company of its Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”);

WHEREAS, on June 14, 2006, the Company and others entered into the First Amendment to Third Amended and Restated Investors’ Rights Agreement;

WHEREAS, on June 12, 2007, the Company and others entered into the Fourth Amended and Restated Investors’ Rights Agreement in connection with the initial issuance by the Company of its Series E Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”);

WHEREAS, on November 21, 2008, the Company and others entered into the Fifth Amended and Restated Investors’ Rights Agreement in connection with the initial issuance by the Company of its Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”);

WHEREAS, on September 15, 2009, the Company and others entered into the Sixth Amended and Restated Investors’ Rights Agreement in connection with the initial issuance by the Company of its Series G1 Convertible Preferred Stock, par value $0.001 per share (the “Series G1 Preferred Stock”), and options to purchase shares of its Series G2 Convertible Preferred Stock, par value $0.001 per share (the “Series G2 Preferred Stock”);

WHEREAS, on March 9, 2010, the Company and others entered into the First Amendment to Sixth Amended and Restated Investors’ Rights Agreement;

WHEREAS, on May 3, 2010, the Company and others entered into the Second Amendment to Sixth Amended and Restated Investors’ Rights Agreement (the Sixth Amended and Restated Investors’ Rights Agreement as amended, the “Sixth Amended Agreement”);

WHEREAS, on November 10, 2010, the Company and others entered into the Seventh Amended and Restated Investor’s Rights Agreement in connection with the initial issuance by the Company of 4,899,737 shares of its Series H Convertible Preferred Stock, par value $0.001 per share (the “Series H Preferred Stock”), and an agreement to issue an additional 4,899,737 shares of Series H Preferred Stock (the “Seventh Amended Agreement”); and

WHEREAS, the parties hereto now desire to amend and restate the Seventh Amended Agreement in its entirety as set forth herein in order to, among other things, remove UT System’s right to appoint one director to the Board and its option to convert such right into an observer seat.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean, with respect to a Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with, the Person specified.

(b) “Agreement” shall have the meaning set forth in the Preamble.

(c) “Analysis” shall mean the following: (i) with respect to Holders or Other Stockholders who are parties to the First Amendment to Securities Purchase Agreement, Analysis shall mean the Primary Endpoint Analysis (as defined in the First Amendment to Securities Purchase Agreement), and (ii) with respect to Holders or Other Stockholders who are not parties to the First Amendment to Securities Purchase Agreement, Analysis shall mean the Interim Analysis Report.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Board Designee” shall have the meaning set forth in Section 7.1(c).

(f) “Cardinal” shall mean Redbird Life Sciences Partners, L.P., a Texas limited partnership.

(g) “Capital Stock” shall have the meaning set forth in Section 4.1(c).

(h) “Certificate of Incorporation” means the Ninth Amended and Restated Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware, as amended from time to time.

(i) “Co-Sale Notice” shall have the meaning set forth in Section 3.1(b).

(j) “Co-Sale Securities” shall have the meaning set forth in Section 3.1(b).

(k) “Commission” shall mean the Securities and Exchange Commission.

(l) “Common Price” shall have the meaning set forth in Section 2.1(a).

(m) “Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

(n) “Company” shall have the meaning set forth in the Preamble.

(o) “Company’s Notice” shall have the meaning set forth in Section 2.1(b).

(p) “Company’s Preferred Refusal Period” shall have the meaning set forth in Section 2.2(c).

(q) “Company’s Refusal Period” shall have the meaning set forth in Section 2.1(b).

(r) “Confidential Information” shall mean the following: (i) with respect to Holders or Other Stockholders who are parties to the First Amendment to Securities Purchase Agreement, Confidential Information shall have the meaning set forth in the First Amendment to Securities Purchase Agreement, and (ii) with respect to Holders or Other Stockholders who are not parties to the First Amendment to Securities Purchase Agreement, Confidential Information shall mean all originals or copies of the Interim Analysis Report and all reports, analyses, compilations, summaries, excerpts, data, studies and other materials which contain or otherwise reflect or are generated from the Interim Analysis Report and all information relating to the Interim Analysis Report, whether written or oral.

(s) “Convertible Securities” means any securities convertible into or exchangeable for Common Stock (other than Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G1 Preferred Stock, Series G2 Preferred Stock or Series H Preferred Stock).

(t) “Designating Holder” shall have the meaning set forth in Section 7.1(f).

(u) “Drag-Along Initiator” shall have the meaning set forth in Section 4.1(a).

(v) “Drag-Along Notice” shall have the meaning set forth in Section 4.1(b).

(w) “Drag-Along Sellers” shall have the meaning set forth in Section 4.1(b).

(x) “Drag-Along Transfer” shall have the meaning set forth in Section 4.1(a).

(y) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(z) “Exempted Transfers” shall mean the following: (i) any transfer or transfers to the ancestors, descendants or spouse of a stockholder or to trusts, partnerships or other entities formed for the benefit of such persons, (ii) any transfer or transfers to an Affiliate of any holder of Preferred Stock or Common Stock obtained on conversion of the Preferred Stock, (iii) any transfer by a holder of Preferred Stock to any other holder of Preferred Stock or Common Stock obtained on conversion of the Preferred Stock, (iv) any pledge of shares made pursuant to a bona fide loan transaction that creates a mere security interest, (v) any transfer by a stockholder that is a partnership, limited liability company or corporation to the partners, members or stockholders of such entity without the payment of consideration therefor, (vi) any bona fide gift, (vii) any transfer pursuant to the Company’s repurchase right under the Stock Option Plan, the Long Term Incentive Plan or under any other stock option, stock bonus or other stock plans or agreements in effect as of the date hereof, or under any stock option, stock bonus or other stock plan approved by the Board thereafter or (viii) any transfer resulting from the Company’s purchase, foreclosure or acquisition of shares of any Securities that were secured by a promissory note in favor of the Company; provided, however, that, except in the case of clauses (i), (vii) or (viii) above, any such transferee is an “Accredited Investor” as defined in the Securities Act; provided, further, that the term “Exempted Transfers” shall not include any transfer which would require the Company to register any class of securities pursuant to Section 12 of the Exchange Act, and any such transfer shall be void ab initio.

(aa) “First Amendment to Securities Purchase Agreement” shall mean the First Amendment to Securities Purchase Agreement, dated March 9, 2010, by and among the Company and each of the investors listed on the signature pages thereto, as such agreement is in effect as of the date of this Agreement.

(bb) “GAAP” shall have the meaning set forth in Section 6.1(a).

(cc) “Holders” shall mean (i) the Investors, (ii) UT System, (iii) their respective Affiliates and permitted assigns of the Investors and the UT System and (iv) the partners of Ojai Goliad or Cardinal that become Holders pursuant to Section 2.2(b).

(dd) “Holders’ Notice” shall have the meaning set forth in Section 2.2(b).

(ee) “Holders’ Preferred Refusal Period” shall have the meaning set forth in Section 2.2(b).

(ff) “Holders’ Refusal Period” shall have the meaning set forth in Section 2.1(c).

(gg) “Interim Analysis Report” shall mean the Phase 2b interim analysis report prepared by a third-party statistician hired by the Company.

(hh) “Investors” shall mean the parties to this Agreement other than (i) the Company, (ii) UT System, (iii) the Other Stockholders and (iv) any partner of Ojai Goliad or Cardinal that is a Holder solely by reason of Section 2.2(b).

(ii) “Long Term Incentive Plan” shall have the meaning set forth in Section 9.1.

(jj) “Novo” shall have the meaning set forth in Section 7.1(b)(v).

(kk) “Offered Common” shall have the meaning set forth in Section 2.1(a).

(ll) “Offered Preferred” shall have the meaning set forth in Section 2.2(a).

(mm) “Offering” shall mean the offering by the Company of up to 9,799,474 shares of Series H Preferred Stock at an offering price of $30.61 per share.

(nn) “Ojai Goliad” shall mean, collectively, Ojai Goliad Partners, LP and Ojai Goliad Partners II, LP.

(oo) “Other Stockholders” shall have the meaning set forth in the Preamble.

(pp) “Participant” shall have the meaning set forth in Section 3.1(e).

(qq) “Person” shall mean any individual, corporation, association, partnership, joint venture, trust, limited liability company, government or government agency, authority or subdivision or other entity.

(rr) “Phase 2b Primary Endpoint Data” means the change in eGFR from baseline in patients with type 2 diabetes and chronic kidney disease (baseline eGFR = 20 – 45 mL/min/1.73m2) after receiving bardoxolone methyl for 6 months (24 weeks) following randomization in the Company’s current Phase 2b study of bardoxolone methyl. As used herein, “eGFR” is a patient’s renal filtration rate. For additional information on eGFR, see Appendix A.

(ss) “Preferred Price” shall have the meaning set forth in Section 2.2(a).

(tt) “Preferred Stock” means the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G1 Preferred Stock, the Series G2 Preferred Stock, the Series H Preferred Stock, and any other series of preferred stock the Company creates in the future.

(uu) “Preferred Purchase Price” shall have the meaning set forth in Section 2.2(d).

(vv) “Purchase Price” shall have the meaning set forth in Section 2.1(d).

(ww) “Qualified Public Offering” shall mean the closing of the sale by the Company of Common Stock in an underwritten public offering registered under the Securities Act (other than a registration relating solely to a transaction under Rule 145 under the Securities Act (or any successor thereto) or pursuant to an employee benefit plan of the Company or any of its subsidiaries), or any series of such sales, with aggregate gross proceeds to the Company in excess of twenty million dollars ($20,000,000) (before underwriters discounts and commissions and other expenses related to the offering have been deducted).

(xx) “Restricted Transferee” shall have the meaning set forth in Section 2.4.

(yy) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(zz) “Securities” shall mean any Common Stock or any other capital stock of the Company convertible into or exchangeable for Common Stock or convertible into any securities that are convertible into or exchangeable for Common Stock, including, but not limited, to the Preferred Stock.

(aaa) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(bbb) “Selling Stockholder” shall have the meaning set forth in Section 3.1(b).

(ccc) “Series A Preferred Stock” shall have the meaning set forth in the Recitals.

(ddd) “Series B Preferred Stock” shall have the meaning set forth in the Recitals.

(eee) “Series C Preferred Stock” shall have the meaning set forth in the Recitals.

(fff) “Series D Board Appointed Director” shall have the meaning set forth in Section 7.1(b)(vi).

(ggg) “Series D Preferred Stock” shall have the meaning set forth in the Recitals.

(hhh) “Series E Preferred Stock” shall have the meaning set forth in the Recitals.

(iii) “Series F Preferred Stock” shall have the meaning set forth in the Recitals.

(jjj) “Series G1 Preferred Stock” shall have the meaning set forth in the Recitals.

(kkk) “Series G2 Preferred Stock” shall have the meaning set forth in the Recitals.

(lll) “Series H Preferred Stock” shall have the meaning set forth in the Recitals.

(mmm) “Series H Securities Purchase Agreement” shall mean the Securities Purchase Agreement, dated September 21, 2010, by and between the Company and Abbott Pharmaceuticals PR Ltd., a Bermuda corporation, as such agreement may be amended, modified or restated from time-to-time.

(nnn) “Sixth Amended Agreement” shall have the meaning set forth in the Recitals.

(ooo) “Seventh Amended Agreement” shall have the meaning set forth in the Recitals.

(ppp) “Stock Option Plan” shall have the meaning set forth in Section 9.1.

(qqq) “Transfer” shall mean to sell, transfer, assign, pledge, distribute, encumber or otherwise dispose of, either voluntarily or involuntarily and with or without consideration.

(rrr) “Transferee” shall have the meaning set forth in Section 2.1(a).

(sss) “Transferor” shall have the meaning set forth in Section 2.1(a).

(ttt) “Transferor’s Notice” shall have the meaning set forth in Section 2.1(a).

(uuu) “UT System” shall have the meaning set forth in the Preamble.

1.2 Certain Interpretations.

(a) When calculating the number of shares of Common Stock or other securities on an “as-converted” basis, all shares issuable upon exercise of options, warrants or other rights to purchase capital stock of the Company shall be excluded from such calculation.

(b) Notwithstanding the foregoing, when calculating the number of shares of Common Stock or other securities on an “as-converted and fully-diluted” basis, all shares issuable upon exercise of options, warrants or other rights to purchase capital stock of the Company (including options, warrants or other rights to purchase Preferred Stock which is convertible into Common Stock) shall be included in such calculation.

ARTICLE II

RESTRICTIONS ON TRANSFER

2.1 Company Right of First Refusal.

(a) At any time prior to a Qualified Public Offering, before any holder (the “Transferor”) of Securities may effect any Transfer of all or a portion of the Common Stock held by such Transferor (the “Offered Common”), the Transferor shall deliver to the Company and to the Holders a written notice signed by the Transferor (the “Transferor’s Notice”) stating (i) the Transferor’s bona fide intention to Transfer such Offered Common; (ii) the name and address of each proposed purchaser or other transferee (the “Transferee”) of the Offered Common; and (iii) the bona fide cash price or other consideration for which the Transferor proposes to Transfer such Offered Common (the “Common Price”); and the Transferor shall offer the Offered Common at the Common Price first to the Company and then to the non-selling Holders.

(b) The Company shall have the right of first refusal to purchase all or any part of the Offered Common, if the Company gives written notice of the exercise of such right to the Transferor within ten days (the “Company’s Refusal Period”) after the date on which the Transferor’s Notice is received by the Company; provided that if the Company is not ready and willing to consummate the purchase within 30 days after the date on which the Transferor’s Notice is received by the Company, the Company’s refusal right shall be deemed to be waived for such sale by Transferor. If the Company does not wish to purchase any shares of the Offered Common or desires to purchase less than all of the Offered Common, within 15 days after expiration of the Company’s Refusal Period, the Company will give written notice to each Holder specifying the number of shares of Offered Common that were not subscribed by the Company exercising its right of first refusal (the “Company’s Notice”).

(c) If the Company does not wish to purchase any shares of the Offered Common or desires to purchase less than all of the Offered Common, the Holders shall then have the right of first refusal to purchase all or any part of the remaining Offered Common not purchased by the Company; provided that each Holder (including, for purposes hereof, any transferee of all or part of Ojai Goliad’s or Cardinal’s rights hereunder pursuant to Section 2.2(b)) gives written notice of the exercise of such right to the Transferor within ten days (the “Holders’ Refusal Period”) after the date of the Company’s Notice to the Holders. To the extent the aggregate number of shares the Holders desire to purchase exceeds the Offered Common available, each Holder will be entitled to purchase a fraction of the Offered Common, the numerator of which shall be the number of shares of Common Stock (on an as-converted basis) held by such Holder and the denominator of which shall be the number of shares of Common Stock (on an as-converted basis) held by all Holders exercising their right of first refusal.

(d) The purchase price (the “Purchase Price”) for the Offered Common to be purchased by the Company or a Holder shall be the Common Price, and shall be payable as set forth in paragraph (e) hereof. If the Common Price includes consideration other than cash, the cash equivalent value of the non cash consideration shall be determined by the Board in good faith, which determination shall be binding upon the Company, each Holder and the Transferor, absent fraud or material error.

(e) Payment of the Purchase Price will be made within 20 days after the later of (i) the end of the Company’s Refusal Period, or (ii) should there be delivery of the Company’s Notice, within 20 days after the end of the Holders’ Refusal Period. Payment of the Purchase Price shall be made, at the option of the Company or the exercising Holder, as the case may be, (A) in cash (by certified, cashier’s or other check acceptable to the Company or wire transfer); (B) by cancellation of all or a portion of any outstanding indebtedness of the Transferor to the Company or the Holder, as the case may be; or (C) by any combination of the foregoing.

(f) If the Company and each Holder have not elected to purchase all of the Offered Common, then, subject to the Holders’ Right of Co-Sale as defined in Article III hereof, the Transferor may transfer that portion of the Offered Common permitted to be sold, to any person named as a Transferee in the Transferor’s Notice, at the Common Price or at a higher price, provided that such Transfer (i) is consummated within 30 days after the end of the Company’s Refusal Period or the Holders’ Refusal Period, as applicable, (ii) is on terms no more favorable to the Transferee than the terms proposed in the Transferor’s Notice and (iii) is in accordance with all the terms of this Agreement. If the Offered Common is not so Transferred during such 30 day period, then the Transferor may not Transfer any of such Offered Common without complying again in full with the provisions of this Agreement.

(g) The right of first refusal granted under this Section 2.1 may be Transferred by a Holder in connection with the Transfer of Preferred Stock or Common Stock acquired upon conversion thereof.

2.2 Holders’ Right of First Refusal.

(a) At any time prior to a Qualified Public Offering, before the Transferor of Securities may effect any Transfer of all or a portion of the Preferred Stock held by such Transferor (the “Offered Preferred”), the Transferor shall deliver to the Company and to the Holders a Transferor’s Notice stating (i) the Transferor’s bona fide intention to Transfer such Offered Preferred; (ii) the name and address of each proposed Transferee; and (iii) the bona fide cash price or other consideration for which the Transferor proposes to Transfer such Offered Preferred (the “Preferred Price”); and the Transferor shall offer the Offered Preferred at the Preferred Price first to the non-selling Holders and then to the Company.

(b) Upon receipt of the Transferor’s Notice, each Holder shall have the right of first refusal to purchase the number of shares of the Offered Preferred equal to such Holder’s pro rata amount of such Offered Preferred (determined by dividing the sum of (i) the number of shares of Common Stock underlying the Preferred Stock of such Holder and (ii) the number of shares of Common Stock held by such Holder that were received upon conversion of Preferred Stock, by the sum of (x) the number of shares of Common Stock underlying the Preferred Stock outstanding other than the Offered Preferred and (y) the number of shares of Common Stock outstanding that were received upon conversion of Preferred Stock held by all Holders other than the Transferor), if such Holder gives written notice of the exercise of such right to the Transferor within ten days (the “Holders’ Preferred Refusal Period”) after the date on which the Transferor’s Notice is received by the Holders; provided that the participating Holders also may allocate the right to purchase the Offered Preferred between or among them in any proportion they choose, as reflected in a notice to the Transferor within such ten-day period, with or without the purchase of the Offered Preferred by the Company as described in Section 2.2(c). The rights of Ojai Goliad or Cardinal to purchase any Offered Common pursuant to Section 2.1 or Offered Preferred pursuant to this Section 2.2 shall be transferable by Ojai Goliad or Cardinal to any of their respective partners that qualify as an “Accredited Investor” under the Securities Act; provided that (iii) Ojai Goliad or Cardinal, as applicable, must notify the Company and the Transferor in writing of its intent to so transfer its right to purchase Offered Preferred or Offered Common to a partner, and the percentage of Ojai Goliad’s or Cardinal’s rights transferred to any such partner, and (iv) in no event shall any transferee of Ojai Goliad’s or Cardinal’s right to purchase Offered Preferred or Offered Common be permitted to exercise such right if, as a result thereof, the Company would be required to register a class of securities pursuant to Section 12 of the Exchange Act. If the Holders shall not have exercised their rights to purchase all of the Offered Preferred in the aggregate, within ten (10) days after expiration of the Holders’ Preferred Refusal Period, the Transferor will give written notice to each Holder (including partners of Ojai Goliad or Cardinal who become Holders as set forth above) who agreed to purchase their pro rata amount of the Offered Preferred of the number of shares of Offered Preferred which remain available for purchase. Each such Holder shall then have the right to purchase all of the remaining Offered Preferred or, if more than one Holder wishes to purchase all of the remaining Offered Preferred, their pro rata amount of the remaining Offered Preferred, with only the shares held by Holders who wish to purchase the remaining Offered Preferred considered in computing such pro rata amount. Such right shall be exercisable by written notice delivered to the Transferor within ten (10) days after receipt of the notice specified in this Section 2.2(b). If the Holders shall not have exercised their rights to purchase all of the Offered Preferred, in the aggregate, then within ten (10) days after the expiration of the ten-day period specified above, the Transferor shall notify the Company of the number of shares of Offered Preferred which remain available for purchase by the Company specifying the number of shares of Offered Preferred that were not subscribed by the Holders exercising their right of first refusal (the “Holders’ Notice”).

(c) If the Holders do not wish to purchase any shares of the Offered Preferred or desire to purchase less than all of the Offered Preferred, the Company has the right of first refusal to purchase all or any part of the remaining Offered Preferred; provided that the Company gives written notice of the exercise of such right to the Transferor within ten days (the “Company’s Preferred Refusal Period”) after the date of the Holders’ Notice to the Company.

(d) The purchase price (the “Preferred Purchase Price”) for the Offered Preferred to be purchased by the Company or a Holder shall be the Preferred Price, and shall be payable as set forth in paragraph (e) hereof. If the Preferred Price includes consideration other than cash, the cash equivalent value of the non cash consideration shall be determined by the Board in good faith, which determination shall be binding upon the Company, each Holder and the Transferor, absent fraud or material error.

(e) Payment of the Preferred Purchase Price will be made within 20 days after the later of (i) the end of the Holders’ Preferred Refusal Period, or (ii) should there be delivery of the Holders’ Notice, within 20 days after the end of the Company’s Preferred Refusal Period. Payment of the Preferred Purchase Price shall be made, at the option of the Company or the exercising Holder, as the case may be, (A) in cash (by certified, cashier’s or other check acceptable to the Company or wire transfer); (B) by cancellation of all or a portion of any outstanding indebtedness of the Transferor to the Company or the Holder, as the case may be; or (C) by any combination of the foregoing.

(f) If the Company and the Holders have not elected to purchase all of the Offered Preferred, then, subject to the Holders’ Right of Co-Sale as defined in Article III hereof, the Transferor may transfer that portion of the Offered Preferred permitted to be sold, to any person named as a Transferee in the Transferor’s Notice, at the Preferred Price or at a higher price, provided that such Transfer (i) is consummated within 30 days after the end of the Company’s Preferred Refusal Period or the Holders’ Preferred Refusal Period, as applicable, (ii) is on terms no more favorable to the Transferee than the terms proposed in the Transferor’s Notice and (iii) is in accordance with all the terms of this Agreement. If the Offered Preferred is not so Transferred during such 30 day period, then the Transferor may not Transfer any of such Offered Preferred without complying again in full with the provisions of this Agreement.

(g) The right of first refusal granted under this Section 2.2 may be Transferred by a Holder in connection with the Transfer of Preferred Stock or Common Stock acquired upon conversion thereof.

2.3 Exceptions to and Termination of Rights.

(a) Notwithstanding the foregoing, the rights of first refusal granted under Sections 2.1 and 2.2 shall not apply to any Exempted Transfers or any transfer effected under Article IV. The restrictions on transfer and the rights granted under this Article II shall terminate as to any Holder upon the earlier to occur of (i) a Qualified Public Offering or (ii) at any time that any Holder no longer holds any shares of Preferred Stock, or Common Stock issued upon conversion thereof.

(b) Notwithstanding anything to the contrary contained herein, each Holder shall have the right, in such Holder’s sole discretion, to assign its rights of first refusal granted under Sections 2.1 and 2.2 with respect to any Transferor’s Notice to any Affiliate of such Holder, or to any other purchaser or purchasers holding rights under Sections 2.1 and 2.2, as the case may be; provided that no assignee of a Holder’s rights of first refusal granted under Sections 2.1 or 2.2 shall be permitted to exercise such right if, as a result thereof, the Company would be required to register a class of securities pursuant to Section 12 of the Exchange Act.

(c) Notwithstanding the foregoing, the rights of first refusal granted under Sections 2.1 and 2.2 shall not apply to any Holder who is not an “Accredited Investor” as defined in the Securities Act.

(d) Notwithstanding the foregoing, the rights of first refusal granted under Sections 2.1 and 2.2 are subject to Section 2.4, and each Holder acknowledges that its exercise of its rights of first refusal are subject to its compliance, including, without limitation, as a Restricted Transferee seeking to exercise its rights of first refusal, with the provisions of Section 2.4.

(e) Notwithstanding anything to the contrary contained herein, the rights of first refusal granted to Holders under Sections 2.1 and 2.2 shall not apply to the Company’s Call Option and Competing Product Call Option (as such terms are defined in the Series H Securities Purchase Agreement).

2.4 Limitation on Transfers by Holders. Notwithstanding anything in this Agreement to the contrary, commencing on the date the Analysis is sent by Federal Express, or otherwise made available to investors pursuant to the Securities Purchase Agreement dated September 15, 2009 by and among the Company and each of the investors listed on the signature pages thereto, as such agreement is amended, modified, or restated from time to time, holders of shares of Series G1 Preferred Stock, holders of shares of Series G2 Preferred Stock, any Restricted Transferee and any Holder who has received Confidential Information shall be prohibited from Transferring any shares of capital stock of the Company until after the Phase 2b Primary Endpoint Data is made public by the Company, unless (1) the Company has approved, in writing and in its sole discretion, the Transfer of such shares of capital stock of the Company to the proposed transferee (including any Holder exercising a right of first refusal pursuant to Sections 2.1 or 2.2) (the “Restricted Transferee”) prior to such Restricted Transferee receiving any Confidential Information or acquiring the transferred shares of capital stock of the Company and (2) the Restricted Transferee agrees, prior to receiving any Confidential Information or acquiring the transferred shares of capital stock of the Company, to keep the Confidential Information confidential and has executed and delivered to the Company a confidentiality agreement, in a form acceptable to the Company in its sole discretion, evidencing such agreement.

ARTICLE III

CO-SALE RIGHT

3.1 Co-Sale Right.

(a) The provisions of Sections 2.1(a) and 2.2(a) requiring the Transferor to give notice of any intended transfer of Securities are incorporated in this Article.

(b) At any time prior to a Qualified Public Offering, if any party to this Agreement holding at least 1,000,000 shares of the Common Stock (on an as-converted basis and Fully Diluted Basis (as defined in the Certificate of Incorporation)) either individually or in conjunction with another party, proposes to sell (“Selling Stockholder”) (other than in a Transfer or series of Transfers permitted pursuant to Section 3.2) Securities in excess of forty percent (40%) of the Common Stock (on an as-converted basis) owned by such Selling Stockholder to one or more Persons in one or more related transactions (collectively, “Co-Sale Securities”), then such Selling Stockholder shall promptly give written notice (“Co-Sale Notice”) to each of the Holders at least thirty (30) days prior to the closing of such sale. The Co-Sale Notice shall describe in reasonable detail the proposed sale including, without limitation, the amount and type of Co-Sale Securities to be sold, the nature of such sale, the consideration to be paid, and the name and address of each prospective purchaser.

(c) Each Holder shall have the right, exercisable upon written notice to the Selling Stockholder within ten (10) days after receipt of the Co-Sale Notice, to participate in such sale on the same terms and conditions as those described in the Co-Sale Notice; provided that, a Holder may exercise its rights under this Section 3.1 only with respect to the Securities held by such Holder that are the same class or series of securities as are the subject of the Co-Sale Notice, and all other Securities held by a Holder shall be excluded for all purposes (including, without limitation, all calculations) under this Section 3.1. To the extent one or more of the Holders exercises such right of participation in accordance with the terms and conditions set forth below, the number of Co-Sale Securities that the Selling Stockholder may sell in the transaction shall be reduced as described in Section 3.1(d).

(d) If a Selling Stockholder is selling Common Stock, then, each Holder may sell all or any part of that number of shares of Preferred Stock, or Common Stock issued upon conversion thereof, owned by such Holder at such time equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock (on an as-converted basis) to be sold by the Selling Stockholder, by (ii) a fraction the numerator of which is the sum of (x) the number of shares of Common Stock underlying the Preferred Stock of such Holder and (y) the number of shares of Common Stock held by such Holder that were received upon conversion of Preferred Stock, and the denominator of which is the sum of (1) the total number of shares of Common Stock which could be so owned upon conversion which are held by all Holders exercising their right of co-sale, (2) the total number of shares of Common Stock held by all Holders exercising their right of co-sale that were received upon conversion of Preferred Stock, and (3) the number of shares of Common Stock (on an as-converted basis) held by the Selling Stockholder. If a Selling Stockholder is selling Securities other than Common Stock, then each Holder may sell all or any part of that number of shares of such Securities owned by such Holder at such time equal to the product obtained by multiplying (x) the aggregate number of shares of such Securities to be sold by the Selling Stockholder, by (y) a fraction the numerator of which is the number of such shares of such Securities held by such Holder, and the denominator of which is the sum of (1) the total number of shares of such Securities which are held by all Holders exercising their right of co-sale and (2) the number of shares of such Securities held by the Selling Stockholder.

(e) Each Holder who elects to participate in a sale pursuant to this Section 3.1 (a “Participant”) shall effect its participation in the sale by delivering to the Selling Stockholder at the closing of the sale for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the type and number of shares of Preferred Stock or Common Stock, issued upon the conversion thereof, which such Participant elects to sell.

(f) The stock certificate or certificates that the Participant delivers to the Selling Stockholder pursuant to Section 3.1(e) shall be transferred to the prospective purchaser in consummation of the sale of the Securities pursuant to the terms and conditions specified in the Co-Sale Notice, and the Selling Stockholder shall simultaneously therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Selling Stockholder shall not sell to such prospective purchaser or purchasers any Securities unless and until, simultaneously with such sale, the Selling Stockholder shall purchase such number of shares as determined pursuant to Section 3.1(d) from such Participant.

(g) The exercise or non exercise of the rights of a Holder to participate in one or more sales of Co-Sale Securities made by a Selling Stockholder shall not adversely affect its rights to participate in subsequent sales subject to this Section 3.1.

(h) Any attempt by a stockholder to transfer Securities in violation of this Article III shall be void and the Company agrees it will not effect such a Transfer nor will it treat any alleged transferee as the holder of such Securities.

3.2 Exceptions to and Termination of Rights. Notwithstanding the foregoing, co-sale rights granted under Section 3.1 shall not apply to any Exempted Transfers. The restrictions on transfer and the rights granted under this Article III shall terminate as to any Holder upon the earlier to occur of (i) a Qualified Public Offering, (ii) at any time that such Holder no longer holds any shares of Preferred Stock, or Common Stock issued upon conversion thereof or (iii) upon the liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary.

ARTICLE IV

DRAG-ALONG RIGHTS

4.1 Drag-Along Rights.

(a) This Section shall apply to a transfer by any Person or Persons who own or owns Securities (individually and collectively, a “Drag-Along Initiator”) and who wish to sell all Securities owned by them, and such Securities represent greater than 50% of the outstanding shares of Common Stock of the Company on an as-converted and fully-diluted basis, to a third party transferee that is not an Affiliate of the Drag-Along Initiator (a “Drag-Along Transfer”).

(b) If the Drag-Along Initiator desires to engage in a Drag-Along Transfer, it shall give not less than 30 days’ prior written notice of such intended transfer to the other Person or Persons party to this Agreement (the “Drag-Along Sellers”). Such notice (the “Drag-Along Notice”) shall set forth the terms and conditions of such intended transfer, including the name of the intended transferee, the number of shares held by the Drag-Along Initiator, the purchase price per share proposed to be paid therefor and the payment terms and type of transfer to be effectuated. Upon receipt of such Drag-Along Notice and only upon the approval of the holders of at least sixty-seven percent (67%) of the outstanding Preferred Stock and Common Stock issued upon conversion thereof voting together as a single class and calculated on an as-converted basis, each Drag-Along Seller shall be obligated to transfer all of the Capital Stock owned or held by it to such transferee (at the same price per share and upon the same terms and conditions as the Drag-Along Initiator).

Notwithstanding anything to the contrary in the foregoing, the Drag-Along Sellers will not be obligated to participate in a Drag-Along Transfer unless each of the following conditions are satisfied:

(i) upon the consummation of the Drag-Along Transfer, the Drag-Along Sellers shall receive the same proportion of the aggregate consideration from such Drag-Along Transfer that such holder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Certificate of Incorporation as in effect immediately prior to such Drag-Along Transfer and no holder of any shares of capital stock of the Company shall receive any consideration of any kind for such stock directly or indirectly from the purchaser other than such proportionate consideration;

(ii) if any holders of shares of any class of capital stock of the Company are given an option as to the form and amount of consideration to be received, all holders of shares of such class will be given the same option subject to any securities laws restrictions;

(iii) that the Drag-Along Sellers shall not be required to make any representations or warranties in connection with such transfer other than representations and warranties as to (A) such Drag-Along Sellers’s ownership of its capital stock to be transferred free and clear of all liens, claims and encumbrances, (B) such stockholder’s power and authority to effect such transfer, (C) the documents entered into by such Drag-Along Seller have been duly executed by such Drag-Along Seller and delivered to the acquirer and are enforceable against the Drag-Along Seller in accordance with their respective terms, (D) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of such Drag-Along Seller’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency, and (E) such matters pertaining to compliance with securities laws as the transferee may reasonably require;

(iv) the only covenants that the Drag-Along Sellers are required to make in connection with such Drag-Along Transfer are reasonable covenants regarding confidentiality, publicity, further assurances, delivery of capital stock and similar matters;

(v) the liability of the Drag-Along Sellers with respect to any representation and warranty or covenant made by the Company in connection with such Drag-Along Transfer is limited to a pro rata share of the aggregate of the consideration payable to all stockholders of the Company, other than with respect to the representations and warranties made by the Drag-Along Sellers in connection with such Drag-Along Transfer with respect to (A) each Drag-Along Sellers’ ownership of its capital stock to be transferred free and clear of all liens, claims and encumbrances, (B) such Drag-Along Sellers’ power and authority to effect such transfer, and (C) due execution and delivery by such Drag-Along Seller or claims related to fraud by such Drag-Along Seller; and

(vi) the Drag-Along Sellers (who are not employees of or consultants to the Company) are not obligated to make any out-of-pocket expenditure prior to the consummation of such Drag-Along Transfer (excluding modest expenditures for postage, copies, etc.), and are not obligated to pay any expenses incurred in connection with a consummated Drag-Along Transfer, except indirectly to the extent such costs are incurred for the benefit of all of the Company’s stockholders and are paid by the Company or the acquiring party (it being understood that costs incurred by or on behalf of a Drag-Along Seller for its sole benefit will not be considered costs incurred in connection with a Drag-Along Transfer hereunder).

(c) At the closing of any proposed transfer in respect of which a Drag-Along Notice has been delivered, the Drag-Along Initiators and the Drag-Along Sellers shall deliver, free and clear of all liens, security interests and other encumbrances, to the proposed transferee certificates evidencing the shares of capital stock of the Company (the “Capital Stock”) to be sold thereto duly endorsed with transfer powers and shall receive in exchange therefor the consideration to be paid or delivered by the proposed transferee in respect of such Capital Stock as described in the Drag-Along Notice. To the extent that any Capital Stock to be transferred pursuant to this section is in the form of securities convertible into, or exchangeable or exercisable for, Common Stock, unless the Drag-Along Initiator and the Drag-Along Sellers otherwise agree, the Drag-Along Initiator and Drag-Along Sellers shall exercise, exchange or convert such securities prior to the closing of such transfer.

ARTICLE V

[Intentionally Omitted.]

ARTICLE VI

INFORMATION RIGHTS

6.1 Delivery of Financial Statements. The Company shall deliver to each Holder:

(a) as soon as practicable, but in any event within one-hundred eighty (180) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such fiscal year, and a statement of cash flows for such fiscal year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement for such quarter, statement of cash flows for such quarter and an unaudited balance sheet as of the end of such quarter; and

(c) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Holder or any assignee of the Holder may from time to time reasonably request.

6.2 Inspection. The Company shall permit each Holder to visit and inspect the Company’s properties, upon reasonable notice and during normal business hours, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers and key personnel, all at such reasonable times as may be requested by the Holder.

6.3 Termination.

(a) Each Holder receiving information under the covenants set forth in Sections 6.1 and 6.2 hereby agrees to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided.

(b) The information rights granted under this Article VI shall terminate as to any Holder upon the earlier to occur of (i) the closing of a Qualified Public Offering, (ii) at any time that such Holder no longer holds any shares of Preferred Stock, or Common Stock issuable upon conversion thereof, or (iii) upon the liquidation, dissolution, or winding up of the Company, either voluntary or involuntary.

ARTICLE VII

CORPORATE GOVERNANCE

7.1 Board of Directors.

(a) The Company shall at all times be managed by or under the direction of the Board.

(b) In any election of directors of the Company, the Holders shall vote at any regular meeting or special meeting of stockholders of the Company (or by written consent) such number of shares of voting capital stock then owned by them (or as to which they have voting power) as may be necessary to elect the following individuals to the Board:

(i) [Intentionally Omitted.];

(ii) [Intentionally Omitted.];

(iii) [Intentionally Omitted.];

(iv) two (2) directors who shall be designated by Cardinal and who, as of the date hereof, are Kent McGaughy and Edward W. Rose;

(v) one (1) director who shall be designated by Novo A/S (“Novo”) and who, as of the date hereof, is Jack B. Nielsen;

(vi) one (1) director (the “Series D Board Appointed Director”) who shall be designated by the directors designated by Cardinal and Novo, provided that all three such directors must agree on the director to be appointed the Series D Board Appointed Director;

(vii) one (1) director who shall be then serving as the Chief Executive Officer of the Company (or, if there is no Chief Executive Officer of the Company, the person then serving as the President) who, as of the date hereof, is J. Warren Huff;

(viii) two (2) directors who shall be designated by the Board; and

(ix) upon the unanimous consent of the directors designated in clauses (i) through (vii) above, the size of the Board may be increased by two (2) directors who shall be mutually agreed upon and designated by the directors designated in clauses (i) through (vii) above.

(c) If any member of the Board designated pursuant to paragraph (b) above (a “Board Designee”) shall cease to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled, (i) with respect to the Board Designees designated by Cardinal, by a member to be then designated by Cardinal; (ii) with respect to the Board Designee designated by Novo, by a member to be then designated by Novo; (iii) with respect to the Series D Board Appointed Director, by a member to be then designated by the directors designated by Cardinal and Novo in accordance with Section 7.1(b)(vi); (iv) with respect to the Board Designee designated by the Company, by a member to be then designated by the Company, and (v) with respect to the Board Designee(s) designated by the other directors, by the other directors.

(d) A Board Designee may be removed from office (i) upon the receipt by the Board from the Person designating such Board Designee of a written notice requesting that such Board Designee be removed, which such request shall not be denied, or (ii) at any time, with or without cause, upon the approval of a majority of the Holders requesting the removal of such Board Designee, which approval may be effected at a special meeting of the Holders or by written consent. Additionally, any Board Designee may resign from office, at any time. Upon such Board Designees removal or resignation pursuant to this Section 7.1(d), such removed Board Designee’s replacement shall be appointed in accordance with Section 7.1(c).

(e) Should the provisions of this Section 7.1 be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Section 7.1 by any party, that this Section 7.1 shall be specifically enforceable, and that any breach or threatened breach of this Section 7.1 shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

(f) This Section 7.1 may not be amended, modified or deleted without the prior written consent of (i) each of Cardinal and Novo (each, a “Designating Holder”) whose rights have not been previously terminated pursuant to Section 7.1(g) and (ii) the holders of a majority of the Preferred Stock and Common Stock issued upon conversion thereof voting together as a single class and calculated on an as-converted basis.

(g) The right of any Designating Holder to designate a Board Member pursuant to this Section 7.1 shall terminate immediately at such time that such Designating Holder and its Affiliates hold less than 250,000 shares of Preferred Stock (or 250,000 shares of Common Stock issued upon conversion of Preferred Stock); provided, however, with respect to Cardinal’s right to designate two Board Members pursuant to this Section 7.1, Cardinal’s right to designate the second Board Member shall terminate immediately at such time that Cardinal and its Affiliates hold less than 500,000 shares of Preferred Stock (or 500,000 shares of Common Stock issued upon conversion of Preferred Stock). This Section 7.1 shall terminate in its entirety and be of no further force or effect upon the closing of a Qualified Public Offering.

7.2 Elections. The Company shall use its best efforts, including, without limitation, calling special Board and stockholder meetings, as are necessary to elect the Board Designees as provided in Section 7.1(b) and to effectuate the other provisions of this Article VII.

7.3 Indemnification Agreement. If it has not already done so, the Company will enter into an Indemnification Agreement, in a form reasonably satisfactory to the Holders, with each Board Designee on or as promptly as possible after the date hereof.

7.4 [Intentionally Omitted.].

7.5 Confidentiality Agreements. If it has not already done so, the Company will enter into a Confidentiality Agreement, in a form reasonably satisfactory to the Holders, with each director who is not an employee of the Company, whereby such director shall agree not to disclose any information designated as “confidential information” and not to solicit any employees of the Company for a period of one year after serving as director of the Company.

ARTICLE VIII

ADDITIONAL COVENANTS OF THE COMPANY

8.1 Payment of Taxes, Compliance with Laws, etc. The Company will pay and discharge all lawful federal, state and local taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a material lien or charge upon its property or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by the Company in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. The Company will comply with all applicable laws and regulations in the conduct of its business, including, without limitation, all applicable federal and state securities laws in connection with the issuance of any shares of its capital stock, where the failure to so comply would have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted).

8.2 Insurance. The Company will keep its insurable properties insured, upon reasonable business terms, by financially sound and reputable insurers against liability, and the perils of casualty, fire and extended coverage in amounts of coverage sufficient to allow it to replace any of its material properties that might be damaged or destroyed. The Company will also maintain with such insurers insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies engaged in the same or similar business.

8.3 Maintenance of Properties. The Company will maintain all properties used or useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted.

8.4 Material Adverse Changes. The Company will promptly advise the Holder of any event that represents or is reasonably likely to result in a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company and of each suit or proceeding commenced or threatened against the Company, which, if adversely determined, in the reasonable judgment of the Company, is reasonably likely to have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company.

8.5 Proprietary Information and Inventions Agreements. The Company agrees that it will cause each person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement in a form reasonably satisfactory to the Board.

ARTICLE IX

MISCELLANEOUS

9.1 Future Stockholders. Any Person acquiring Securities from a Selling Stockholder, Transferor or the Company after the date hereof shall, as a condition to the effectiveness of such acquisition, be required to execute a counterpart to this Agreement, certifying that such Person is an “Accredited Investor” as defined in the Securities Act and agreeing to be treated as a party hereto, whereupon such Person shall be bound by this Agreement; provided, however, that Persons acquiring Securities from the Company (i) pursuant to the Company’s Amended and Restated 2002 Stock Option Plan (the “Stock Option Plan”) or the Company’s 2007 Long Term Incentive Plan (the “Long Term Incentive Plan”), (ii) in reliance upon Rule 701 of the Securities Act, (iii) pursuant to or under any stock option, stock bonus or other stock plans or agreements of the Company in effect as of the date hereof, or under any stock option, stock bonus or other stock plan approved by the Board thereafter, (iv) pursuant to or in connection with an acquisition transaction, building or equipment lease transaction, bank loan transaction, or strategic alliance or partnering arrangement that is not primarily for equity financing purposes and that is approved by the Board, (v) pursuant to or in connection with strategic transactions involving the Company and another Person, including joint ventures, manufacturing, marketing or distribution arrangements, or technology transfer or development arrangements, each of which must be approved by the Board, (vi) pursuant to or in connection with any contract arrangement approved by the Board for the provision of advisory services with respect to the development of the Company’s products, in-licensed technologies, and/or knowledge and expertise related thereto, or (vii) pursuant to or in connection with any transfer described in clauses (i), (vii) or (viii) of the definition of Exempted Transfers shall not be required to certify that such Person is an Accredited Investor. The Company will update Schedule A and/or Schedule B, as necessary, following the execution of any such counterpart to this Agreement as described herein.

9.2 Legend on Stock Certificates. Each certificate representing Securities of the Company issued as of or after the date hereof shall bear a legend substantially in the following form in addition to any other legends required under any agreement to which any holder of such Securities is a party or under applicable law:

THE SALE OR OTHER DISPOSITION OF ANY SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AN EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT, DATED AS OF DECEMBER 6, 2011, AMONG THE CORPORATION AND CERTAIN STOCKHOLDERS OF THE CORPORATION (THE “INVESTORS’ RIGHTS AGREEMENT”). A COPY OF THE INVESTORS’ RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION. THE INVESTORS’ RIGHTS AGREEMENT MAY PROVIDE FOR MANAGEMENT OF THE CORPORATION IN A MANNER DIFFERENT THAN IN OTHER CORPORATIONS AND MAY SUBJECT A STOCKHOLDER TO CERTAIN OBLIGATIONS OR LIABILITIES NOT OTHERWISE IMPOSED ON STOCKHOLDERS IN OTHER CORPORATIONS. A COUNTERPART OF THE INVESTORS’ RIGHTS AGREEMENT HAS BEEN DEPOSITED AT THE PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF THE CORPORATION.

9.3 Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.4 Governing Law. This Agreement shall be governed and construed under the laws of the State of Texas, as applied to agreements among Texas residents entered into and performed entirely within Texas.

9.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.7 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, one business day after delivery by confirmed facsimile transmission or nationally recognized overnight courier service or three business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

9.8 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

9.9 Amendments and Waivers. Except as otherwise provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least a majority of the then outstanding Preferred Stock and Common Stock issued upon conversion thereof voting together as a single class and calculated on an as-converted basis and any such amendment, waiver, discharge or termination shall be binding on all parties hereto and their assignees (provided that the consent and written instrument of a party shall not be required if such party is not adversely affected thereby).

9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

9.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto, upon any breach or default of any other party hereto under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement or any waiver on the part of any other party hereto of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party hereto, shall be cumulative and not alternative.

9.12 Aggregation of Stock. All shares of Preferred Stock, and Common Stock issued upon the conversion thereof, of the Company held or acquired by any party to this Agreement and its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of the foregoing, the shares held by any party that (a) is a partnership or corporation shall be deemed to include shares held by affiliated partnerships or the partners, retired partners and stockholders of such party or members of the “immediate family” (as defined below) of any such partners, retired partners and stockholders, and any custodian or trustee for the benefit of any of the foregoing persons and (b) is an individual shall be deemed to include shares held by any members of the stockholder’s immediate family (defined as any relative or spouse of an individual who has the same home as such individual).

9.13 Termination. This Agreement shall terminate upon a Qualified Public Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

THE COMPANY:

REATA PHARMACEUTICALS, INC.

By:	/s/ J. Warren Huff
Name:	J. Warren Huff
Title:	Chief Executive Officer

Address:	2801 Gateway Drive, Suite 150
Irving, Texas 75063-2648
Fax:	(214) 722-0867

IN WITNESS WHEREOF, UT System has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

UNIVERSITY OF TEXAS SYSTEM

By:	/s/ John A. Roan
Name:	John A. Roan
Title:	Executive Vice President for
Business Affairs, UT Southwestern Medical Center

Address:	5323 Harry Hines Blvd.
UT Southwestern
Dallas, Texas 75390 8596

IN WITNESS WHEREOF, the undersigned Investor has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

NOVO A/S

By:	/s/ Thomas Dyrberg
Name:	Thomas Dyrberg
Title:	Senior Partner

Address:	Novo A/S
Krogshoejvej 41
DK-2880 Bagsvaerd
Denmark
Fax:	(+45) 4442 1440

IN WITNESS WHEREOF, the undersigned Investor has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

YELLOW WARBLER, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

IN WITNESS WHEREOF, the undersigned Investor has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

VERDIN FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

IN WITNESS WHEREOF, the undersigned Investor has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

MALLARD FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	214-871-6837

IN WITNESS WHEREOF, the undersigned Investor has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

CD FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	214-871-6837

IN WITNESS WHEREOF, the undersigned Investor has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

CARDINAL PARTNERS, L.P.

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

IN WITNESS WHEREOF, the undersigned Investor has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

CARDINAL PARTNERS 2000, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

IN WITNESS WHEREOF, the undersigned Investor has executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

ARACOS FUND, L.P.

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

SCHEDULE A

INVESTORS

1.	Ojai Goliad Partners, LP

2.	STARTech Seed Fund II, L.P.

3.	Anchor International Services Limited

4.	The Lyda Hill Foundation

5.	ILC Realty Ltd.

6.	Bruce W. Hunt

7.	Barbara Hunt Crow

8.	Kingdom Investments, Limited

9.	Hunt Technology Ventures, LP

10.	Peter Moody Brooks

11.	Lonestar Services Limited

12.	Ojai Goliad Partners II, LP

13.	James F. Watson

14.	WF9 Investments, L.P.

15.	Redbird Life Sciences Partners, L.P.

16.	Dennis J. Gorman

17.	Peachway, LLC

18.	Freddie Carroll

19.	Ronald B. Jennings

20.	RWI Partnership, Ltd.

21.	James E. and Hong Z. Bass

22.	Prothro Family Limited Partnership, Ltd.

23.	Peter P. and Bonnie B. Smith

Schedule A-1

24.	Charles A. Sanders, M.D.

25.	Leslie Clement Family Trust

26.	Alice Carrington Foultz

27.	The Henrietta P.C. Hildebrand Trust of 2007

28.	Martin W. Clement II

29.	Scott Dodds

30.	Chatham Hill Investment Partnership, Ltd.

31.	Kingdon R. Hughes

32.	Cardinal Partners, L.P.

33.	John P. Watters

34.	Clement Equities

35.	Novo A/S

36.	James W. Lewis MPPP

37.	James W. Lewis IRA

38.	James W. Lewis Family Investment Limited Partners

39.	James W. Lewis

40.	Colin J. Meyer, M.D.

41.	John Walling

42.	Melissa Krauth

43.	Ron Bumeister

44.	Glenda Johnson

45.	Robert M. Kral, Jr.

46.	Christiane Baud

47.	Christina Adams

48.	Karen Rohan

Schedule A-2

49.	Angela Dunford

50.	Pritam Kambuj

51.	Aracos Fund, L.P.

52.	James E. Bass

53.	Matthew S. Blanton, Ltd.

54.	Cardinal Partners 2000, LP

55.	CD Fund, LP

56.	Bradford H. Hughes

57.	Mi-Hyung Kim

58.	Lyda Hill Interests, Inc.

59.	Mallard Fund, LP

60.	Barbara B. Moroney

61.	Yellow Warbler, LP

62.	Henrietta PC Hildebrand

63.	Oxford Finance Corporation

64.	Sumitomo Corporation of America

65.	Sumitomo Corporation

66.	Numoda Capital Innovations LLC

67.	Verdin Fund, LP

68.	Whitney R. Hughes

69.	Elizabeth T.S. Joyce

70.	Gorman Children’s Trust I

71.	Gorman Children’s Trust II

72.	Abbott Pharmaceuticals PR Ltd.

73.	Ojai Goliad, LLC

Schedule A-3

74.	Peter P. Smith, as Custodian for Aline C. Bass under Texas UTMA

75.	Peter P. Smith, as Custodian for Laura W. Bass under Texas UTMA

76.	Peter P. Smith, as Custodian for Kevin E. Bass under Texas UTMA

77.	William P. Clements, Jr.

78.	Rita C. Clements

79.	Hillwood/1358, Ltd.

80.	Charles Sung Tae Park

81.	Moroney OGP, LLC

82.	Frederick W. Field

83.	Randall Cox

84.	James H. Clement, Jr.

85.	Pranata Hajadi

86.	Hui-Ling Peng

87.	Patrick DeSouza and Frances DeSouza

88.	Bass Trust FBO James E. Bass

89.	JoBeth M. Cash

90.	Annette B. Sudhof

91.	Dorset Investment Partners, Ltd.

92.	Elizabeth Ann Sanders

93.	Edward R. Rose III

94.	R. Kent McGaughy, Jr.

95.	James W. Traweek, Jr.

96.	Antal R. Desai

97.	Thomas M. Morton

98.	John E. Bateman

Schedule A-4

99.	JET Land and Cattle Co., Ltd.

100.	Antal R. Desai, Trustee of the TLM Children’s Trust dated December 23, 2010

101.	Regen Horchow Fearon

102.	Elizabeth Horchow Routman

103.	Sally Horchow Revocable Trust

104.	Nicholas Hecker, Trustee of the Desai 2010 Children’s Trust dated December 29, 2010

105.	Elizabeth Ann Sanders Trust FBO Charles Sanders

106.	Dennis J. Gorman

107.	Dennis J. Gorman GST Exempt Family Trust, Lisa Alane Gorman and Caroline Elizabeth Gorman Moore, Co-Trustees

108.	The Gary Stephen Hurwitz 2009-P Trust

109.	The Hutchison C. Hurwitz 2011 Trust

110.	Sonja Wooley

111.	Dennis K. Stone, M.D.

112.	Perry Clement Finger

113.	Henrietta F. Armbruster

114.	Marshall S. Hildebrand

115.	Irene H. Torres Revocable Trust

116.	Beth I. Lewis

117.	Eric Grossman

118.	Taylor Louise Torres Trust of 2005

119.	Samantha Pruyn Torres Trust of 2005

120.	Elizabeth Cruz Torres Trust of 2005

121.	Loretta Irene Torres Trust of 2006

122.	Andrea Y. Visoski

123.	Casi De Young

Schedule A-5

124.	Barbara Richardson

125.	Catherine Fanning

126.	John Walling

127.	Melean Visnick

128.	Robin Kral

Schedule A-6

SCHEDULE B

OTHER STOCKHOLDERS

1.	Jonathan Graff, M.D., Ph.D.

2.	J. Warren Huff

3.	Frank Gerome

4.	STARTech Early Ventures, LLC

5.	Deborah M. Allan

6.	James McKay

7.	Renee McKay

8.	Matthew R. Muenster

9.	Jef Karel De Brabander, Ph.D.

10.	Waldemar Priebe, Ph.D.

11.	Thomas C. Sűdhof, M.D.

12.	Philip J. Thomas, Ph.D.

13.	Angela Ho

14.	Matthew Wieduwitt

15.	Yusheng Wu

16.	Xibin Liao

17.	Jerry W. Shay, Ph.D.

18.	William Christian Wigley, Ph.D.

19.	Deborah Ferguson, Ph.D.

20.	Michael Andreeff

21.	Marina Konopleva

22.	Victoria Link Limited

23.	Timothy Madden

Schedule B-1

24.	Rhesa D. Stidham

25.	The Trustees of Columbia University in the City of New York

26.	Jason Wilson

27.	Leslie Lescale-Matys

28.	Dr. Paul Foster

29.	Amanda Johnson

30.	David C. Mitchell

31.	Craig Brown

32.	Glendenning Children’s Trust

33.	J.P. Morgan Trust Company of Delaware, Trustee of The Huff 2010 Descendants’ Trust

34.	The Ronald H. Abrahams Family Trust u/a/d February 21, 2002

35.	Peter Northcote

Schedule B-2

APPENDIX A

eGFR

Estimated glomerular filtration rate, or eGFR, measures the volume of fluid filtered from the renal (kidney) glomerular capillaries into the Bowman’s capsule (a cup-like sac at the beginning of the tubular component of a nephron in the mammalian kidney. A glomerulus is enclosed in the sac. Fluids from blood in the glomerulus are collected in the Bowman’s capsule and further processed along the nephron to form urine) per unit time. The eGFR is typically recorded in units of volume per time, e.g. milliliters per minute ml/min. eGFR is calculated using a formula advocated by the Modification of Diet in Renal Disease Study Group which utilizes four variables: serum creatinine, age, race, and gender. The mathematical expression of this formula is: eGFR = 175 x standardized Serum Creatinine -1.154 x age -0.203 x 1.212 (if black) x 0.742 (if female). Use of this calculation is recommended by international guidelines.

Serum creatinine is a break-down product of creatine phosphate in muscle, and is usually produced at a fairly constant rate by the body (depending on muscle mass). Chemically, creatinine is a spontaneously formed cyclic derivative of creatine. Creatinine is chiefly filtered out of the blood by the kidneys, though a small amount is actively secreted by the kidneys into the urine. If the filtering of the kidney is deficient, blood levels rise. Therefore, creatinine levels in blood may be used to calculate the glomerular filtration rate.

Appendix A-1

Exhibit 4.2a

WAIVER AND AMENDMENT

Dated: December 21, 2011

Reference is hereby made in this Waiver and Amendment (the “Waiver and Amendment”) to the Eighth Amended and Restated Investors’ Rights Agreement dated as of December 6, 2011 by and among Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company named therein, as amended (as amended from time to time, the “Investors’ Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Investors’ Rights Agreement.

A. Certain of the Company’s stockholders desire to Transfer to certain of their Affiliates or to Affiliates of other holders of Common Stock certain shares of Common Stock as further described on Exhibit A hereto (the “Affiliate Transfers”);

B. Each of R. Kent McGaughy, Jr. and James W. Traweek, Jr. (each a “Donor”) wishes to donate as a bona fide gift (the “Donation Transfers”) to The Dallas Foundation (the “Donee”) Two Hundred Eleven Thousand Nine Hundred Thirty (211,930) shares of Common Stock (the “Initial Donation Shares”), as well as certain cash, securities and other property arising therefrom (the “Additional Donation Property”) over a period of time between the date hereof and September 30, 2016, and in connection with such donation, the Initial Donation Shares and, if applicable, the Additional Donation Property will be held during such period pursuant to the terms of an Escrow Agreement by and among Donor, Donee and JPMorgan Chase Bank, National Association (the “Escrow Agreement”);

C. Abbott Pharmaceuticals, Inc., a Delaware corporation (“Abbott”), is a stockholder of Reata. The Company has certain rights to repurchase shares of its capital stock from Abbott subject to the terms and conditions of Section 4.3 of that certain Securities Purchase Agreement dated September 21, 2010, by and between the Company and Abbott (the “Abbott Repurchase Rights”). In the event that the Company declares a dividend or otherwise distributes the Abbott Repurchase Rights (or similar rights in connection therewith) to the holders of Common Stock (the “Reata Abbott Distribution”), each of R. Kent McGaughy, Jr. and James W. Traweek, Jr. desire to Transfer and convey to Edward W. Rose, III any right, title and interests to receive the Reata Abbott Distribution with respect to the Initial Donation Shares (the “Abbott Distribution Transfer”); and

D. The Investors’ Rights Agreement provides that (a) the term “Exempted Transfer” includes (i) any transfer or transfers to an Affiliate of any holder of Preferred Stock or Common Stock obtained on conversion of the Preferred Stock; (ii) any transfer by a holder of Preferred Stock to any other holder of Preferred Stock or Common Stock obtained on conversion of the Preferred Stock; (iii) any transfer by a stockholder that is a partnership, limited liability company or a corporation to the partners, members or stockholders of such entity without the payment of consideration therefor; and (iv) any bona fide gift and (b) Section 2.1, Section 2.2 and Section 3.1 of the Investors’ Rights Agreement do not apply to Exempted Transfers. Without limiting the foregoing but to confirm the matters contemplated herein, the Company and the undersigned stockholders of the Company, which stockholders constitute the holders of a majority of the outstanding Preferred Stock and Common Stock issued upon conversion thereof voting together as a single class and calculated on an as-converted basis, wish to enter into this Waiver and Amendment to confirm that the provisions in Section 2.1, Section 2.2 and Section 3.1 of the Investors’ Rights Agreement do not apply to the Affiliate Transfers and the Donation Transfers.

E. As a result of the Affiliate Transfers, this Waiver and Amendment amends certain provisions of Section 7.1 of the Investors’ Rights Agreement, subject to the conditions set forth herein.

1. Transfers.

(a) The Company and each of the undersigned hereby waives any rights of the Company and the Company’s stockholders under Section 2.1, Section 2.2 and Section 3.1 of the Investors’ Rights Agreement relating to, arising out of or otherwise in connection with any and all of the Affiliate Transfers, the Donation Transfers and the Abbott Distribution Transfer.

(b) The Investors’ Rights Agreement shall be, and hereby is, amended so that any Affiliate Transfer and any Donation Transfer is an Exempted Transfer and that Section 2.1, Section 2.2 and Section 3.1 expressly do not apply to any one or more of the Affiliate Transfers, the Donation Transfers and the Abbott Distribution Transfer.

(c) Notwithstanding the foregoing, this Waiver and Amendment does not affect or diminish the requirement that any Person acquiring Securities as a result of any such Affiliate Transfer and any such Donation Transfer shall comply with Section 9.1 of the Investors’ Rights Agreement pertaining to the execution of a counterpart to the Investors’ Rights Agreement certifying that such Person is an “Accredited Investor” as defined in the Securities Act and agreeing to be treated a party to the Investors’ Rights Agreement, whereupon such Person shall be bound by Investors’ Rights Agreement.

2. Board of Directors. Subject to and effective immediately prior to the execution of the Escrow Agreement —

(a) Any and all references to Ojai Goliad, Ojai Goliad Partners, LP, and Ojai Goliad Partners II, LP in the Investors’ Rights Agreement (but not including any references to Ojai Goliad, LLC in any schedule thereto) are hereby stricken and shall be of no further force and effect.

(b) Section 1 of the Investors’ Rights Agreement is hereby amended to add the following defined terms:

“Cardinal Investment Company, Inc.” means Cardinal Investment Company, Inc., a Texas corporation.

“CPMG” means CPMG, Inc., a Texas corporation

“Redbird” means Redbird Life Sciences Partners, L.P., a Texas limited partnership.

“Redstart” means Redstart Partners, LP, a Texas limited partnership.

(c) Section 1 of the Investors’ Rights Agreement is hereby amended to delete the defined term “Cardinal.”

(d) Section 1.1(cc) of the Investors’ Rights Agreement is amended to amend and restate the definition of “Holders” to read as follows:

““Holders” shall mean the Investors, UT System, their respective Affiliates and permitted assigns of the Investors and the UT System and the partners of Redbird or Redstart that become Holders pursuant to Section (h).”

(e) Section 1.1(hh) of the Investors’ Rights Agreement is amended to amend and restate the definition of “Investors” to read as follows:

““Investors” shall mean the parties to this Agreement other than the Company, UT System, the Other Stockholders and any partner of Redbird or Redstart that is a Holder solely by reason of Section (h).”

2

(f) Section 2.1(c) of the Investors’ Rights Agreement is amended and restated in its entirety to read as follows:

“If the Company does not wish to purchase any shares of the Offered Common or desires to purchase less than all of the Offered Common, the Holders shall then have the right of first refusal to purchase all or any part of the remaining Offered Common not purchased by the Company; provided that each Holder (including, for purposes hereof, any transferee of all or part of Redbird’s or Redstart’s rights hereunder pursuant to Section (h)) gives written notice of the exercise of such right to the Transferor within ten days (the “Holders’ Refusal Period”) after the date of the Company’s Notice to the Holders. To the extent the aggregate number of shares the Holders desire to purchase exceeds the Offered Common available, each Holder will be entitled to purchase a fraction of the Offered Common, the numerator of which shall be the number of shares of Common Stock (on an as-converted basis) held by such Holder and the denominator of which shall be the number of shares of Common Stock (on an as-converted basis) held by all Holders exercising their right of first refusal.”

(g) Section 2.2(b) of the Investors’ Rights Agreement is amended and restated in its entirety to read as follows:

“Upon receipt of the Transferor’s Notice, each Holder shall have the right of first refusal to purchase the number of shares of the Offered Preferred equal to such Holder’s pro rata amount of such Offered Preferred (determined by dividing the sum of (h) the number of shares of Common Stock underlying the Preferred Stock of such Holder and (i) the number of shares of Common Stock held by such Holder that were received upon conversion of Preferred Stock, by the sum of (x) the number of shares of Common Stock underlying the Preferred Stock outstanding other than the Offered Preferred and (y) the number of shares of Common Stock outstanding that were received upon conversion of Preferred Stock held by all Holders other than the Transferor), if such Holder gives written notice of the exercise of such right to the Transferor within ten days (the “Holders’ Preferred Refusal Period”) after the date on which the Transferor’s Notice is received by the Holders; provided that the participating Holders also may allocate the right to purchase the Offered Preferred between or among them in any proportion they choose, as reflected in a notice to the Transferor within such ten-day period, with or without the purchase of the Offered Preferred by the Company as described in Section 2.2(c). The rights of Redbird or Redstart to purchase any Offered Common pursuant to Section 2.1 or Offered Preferred pursuant to this Section 2.2 shall be transferable by Redbird or Redstart to any of their respective partners that qualify as an “Accredited Investor” under the Securities Act; provided that Redbird or Redstart, as applicable, must notify the Company and the Transferor in writing of its intent to so transfer its right to purchase Offered Preferred or Offered Common to a partner, and the percentage of Redbird’s or Redstart’s rights transferred to any such partner, and in no event shall any transferee of Redbird’s or Redstart’s right to purchase Offered Preferred or Offered Common be permitted to exercise such right if, as a result thereof, the Company would be required to register a class of securities pursuant to Section 12 of the Exchange Act. If the Holders shall not have exercised their rights to purchase all of the Offered Preferred in the aggregate, within ten (10) days after expiration of the Holders’ Preferred Refusal Period, the Transferor will give written notice to each Holder (including partners of Redbird or Redstart who become Holders as set forth above) who agreed to purchase their pro rata amount of the Offered Preferred of the number of shares of Offered Preferred which remain available for purchase. Each such Holder shall then have the right to purchase all of the remaining Offered Preferred or, if more than one Holder wishes to purchase all of the remaining Offered Preferred, their pro rata amount

3

of the remaining Offered Preferred, with only the shares held by Holders who wish to purchase the remaining Offered Preferred considered in computing such pro rata amount. Such right shall be exercisable by written notice delivered to the Transferor within ten (10) days after receipt of the notice specified in this Section 2.2(b). If the Holders shall not have exercised their rights to purchase all of the Offered Preferred, in the aggregate, then within ten (10) days after the expiration of the ten-day period specified above, the Transferor shall notify the Company of the number of shares of Offered Preferred which remain available for purchase by the Company specifying the number of shares of Offered Preferred that were not subscribed by the Holders exercising their right of first refusal (the “Holders’ Notice”).”

(j) Section 7.1(b)(iv) of the Investors’ Rights Agreement is amended and restated in its entirety to read as follows:

“(A) one (1) director, who shall be designated by Cardinal Investment Company, Inc. and who, as of the date hereof, is Edward W. Rose, III, and (B) one (1) director, who shall be designated by CPMG and who, as of the date hereof, is Kent McGaughy.”

(k) Section 7.1(b)(vi) of the Investors’ Rights Agreement is amended and restated in its entirety to read as follows:

“one (1) director (the “Series D Board Appointed Director”) who shall be designated by the directors designated by Cardinal Investment Company, Inc., CPMG and Novo, provided that all three such directors must agree on the director to be appointed the Series D Board Appointed Director;”

(l) Section 7.1(c) of the Investors’ Rights Agreement is amended and restated in its entirety to read as follows:

“If any member of the Board designated pursuant to paragraph (b) above (a “Board Designee”) shall cease to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled, (i) with respect to the Board Designee designated by Cardinal Investment Company, Inc., by a member to be then designated by Cardinal Investment Company, Inc., (ii) with respect to the Board Designee designated by CPMG, by a member to be then designated by CPMG, (iii) with respect to the Board Designee designated by Novo, by a member to be then designated by Novo; (iv) with respect to the Series D Board Appointed Director, by a member to be then designated by the directors designated by Cardinal Investment Company, Inc., CPMG and Novo in accordance with Section 7.1(b)(vi); (v) with respect to the Board Designee designated by the Company, by a member to be then designated by the Company, and (vi) with respect to the Board Designee(s) designated by the other directors, by the other directors.”

(m) Section 7.1(f) of the Investors’ Rights Agreement is amended and restated in its entirety to read as follows:

“This Section 7.1 may not be amended, modified or deleted without the prior written consent of (i) each of Cardinal Investment Company, Inc., CPMG and Novo (each, a “Designating Holder”) whose rights have not been previously terminated pursuant to Section 7.1(g) and (ii) the holders of a majority of the Preferred Stock and Common Stock issued upon conversion thereof voting together as a single class and calculated on an as-converted basis.”

4

(n) Section 7.1(g) of the Investors’ Rights Agreement is amended and restated in its entirety to read as follows:

“The right of any Designating Holder to designate a Board Member pursuant to this Section 7.1 shall terminate immediately at such time that such Designating Holder and its Affiliates hold less than 250,000 shares of Preferred Stock (or 250,000 shares of Common Stock issued upon conversion of Preferred Stock). This Section 7.1 shall terminate in its entirety and be of no further force or effect upon the closing of a Qualified Public Offering.”

4. Transferee as Accredited Investor. Contemporaneously herewith, each proposed transferee (each a “Transferee”) with respect to any of the Donation Transfers and the Affiliate Transfers has signed and delivered to the Company a certificate in substantially the form attached hereto as Exhibit B stating that such Transferee is an “Accredited Investor” as defined in Rule 501(a) under Regulation D of the Securities Act of 1933.

5. Counterparts. This Waiver and Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

5

IN WITNESS WHEREOF, the Company has executed this Waiver and Amendment effective as of the date first written above.

COMPANY:

Reata Pharmaceuticals, Inc.

By:	/s/ J. Warren Huff
Name:	J. Warren Huff
Title:	Chief Executive Officer

Address:	2801 Gateway Drive, Suite 150
Irving, Texas 75063-2648
Fax:	(214) 722-0867

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

NOVO A/S

By:	/s/ Kim L. Dueholm
Name:	Kim L. Dueholm
Title:	Partner

Address:	Novo A/S
Krogshoejvej 41
DK-2880 Bagsvaerd
Denmark
Fax:	(+45) 4442 1440

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

YELLOW WARBLER, LP

By:	CPMG, Inc.
its General Paertner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

VERDIN FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

MALLARD FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

CD FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

CARDINAL PARTNERS, L.P.

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

CARDINAL PARTNERS 2000, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

REDBIRD LIFE SCIENCES PARTNERS, L.P.,

By:	Redbird Life Sciences, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	President

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

REDSTART PARTNERS, LP

By:	Redstart GP, LLC,
its General Partner

By:	/s/ Charles E. Gale
Name:	Charles E. Gale
Title:	Secretary

Address:	2100 McKinney, Suite 1780
Dallas, Texas 75201
Fax:	(214) 871-6801

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Waiver and Amendment effective as of the day and year first above written.

ARACOS FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO WAIVER AND AMENDMENT

Exhibit A

Affiliate Transfers

Description of proposed transferors and transferees of Common Stock constituting Affiliate Transfers.

Transferor	Potential Transferee(s)
CD Fund, LP	Edward W. Rose, III, Avocet Fund, L.P., formerly known as Cardinal Value Management, LP (“Avocet”)

Yellow Warbler, LP	Edward W. Rose, III and Avocet

Mallard Fund, LP	Edward W. Rose, III and Avocet

Aracos Fund, L.P.	Edward W. Rose, III and Avocet

Cardinal Partners, L.P.	Redstart Partners, LP, an affiliate of Edward W. Rose, III (“Redstart”)

Cardinal Partners 2000, L.P.	Redstart

Verdin Fund, LP	Edward W. Rose, III, Redstart and Cardinal Investment Company, Inc. Profit Sharing Plan and Trust.

Redbird Life Sciences Partners, L.P.	Edward W. Rose, III and Redstart

Redbird Life Sciences, Inc.	R. Kent McGaughy, Jr., James W. Traweek, Jr. and Edward W. Rose, III

Avocet	Edward W. Rose, III, other partners of Avocet and Donee

R. Kent McGaughy, Jr. and James W. Traweek, Jr.	Edward W. Rose, III

A-1

Exhibit B

Accredited Investor Certificate

CERTIFICATE REGARDING ACCREDITED INVESTOR STATUS

Pursuant to that certain Waiver and Amendment dated December 21, 2011 to the Eighth Amended and Restated Investors’ Rights Agreement dated as of December 6, 2011 by and among Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company named therein, as amended (the “Waiver”), the undersigned Transferee hereby represents and warrants to the Company that the Transferee is an “Accredited Investor” as defined in Rule 501(a) under Regulation D of the Securities Act of 1933.

Capitalized terms used herein without definition will have the meaning assigned to them in the Waiver.

TRANSFEREE:

[ ]

By:	[ ]

By:
Name:
Title:

CERTIFICATE REGARDING ACCREDITED INVESTOR STATUS

Pursuant to that certain Waiver and Amendment dated December 21, 2011 to the Eighth Amended and Restated Investors’ Rights Agreement dated as of December 6, 2011 by and among Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company named therein, as amended (the “Waiver”), the undersigned Transferee hereby represents and warrants to the Company that the Transferee is an “Accredited Investor” as defined in Rule 501(a) under Regulation D of the Securities Act of 1933.

Capitalized terms used herein without definition will have the meaning assigned to them in the Waiver.

TRANSFEREE:

REDSTART PARTNERS, LP

By:	Redstart GP, LLC,
its General Partner

By:	/s/ Charles E. Gale
Name:	Charles E. Gale
Title:	Secretary

Address:	2100 McKinney, Suite 1780
Dallas, Texas 75201
Fax: (214) 871-6801

CERTIFICATE REGARDING ACCREDITED INVESTOR STATUS

Pursuant to that certain Waiver and Amendment dated December 21, 2011 to the Eighth Amended and Restated Investors’ Rights Agreement dated as of December 6, 2011 by and among Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company named therein, as amended (the “Waiver”), the undersigned Transferee hereby represents and warrants to the Company that the Transferee is an “Accredited Investor” as defined in Rule 501(a) under Regulation D of the Securities Act of 1933.

Capitalized terms used herein without definition will have the meaning assigned to them in the Waiver.

TRANSFEREE:

THE DALLAS FOUNDATION

By:	/s/ Mary M. Jalonick
Name:	Mary M. Jalonick
Title:	President

Address:	Reagan Place at Old Parkland
3963 Maple Avenue, Ste. 390
Dallas, TX 75219
Attention: Mary M. Jalonick, Executive Director
Tel No.: 214-741-9898, ext 110
Fax No.: 214-741-9848

Exhibit B

Accredited Investor Certificate

CERTIFICATE REGARDING ACCREDITED INVESTOR STATUS

Pursuant to that certain Waiver and Amendment dated December 21, 2011 to the Eighth Amended and Restated Investors’ Rights Agreement dated as of December 6, 2011 by and among Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company named therein, as amended (the “Waiver”), the undersigned Transferee hereby represents and warrants to the Company that the Transferee is an “Accredited Investor” as defined in Rule 501(a) under Regulation D of the Securities Act of 1933.

Capitalized terms used herein without definition will have the meaning assigned to them in the Waiver.

TRANSFEREE:

[ ]

By:	[ ]

By:
Name:
Title:

B-1

Exhibit 4.2b

EXECUTION VERSION

REATA PHARMACEUTICALS, INC.

SECOND AMENDMENT TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This SECOND AMENDMENT (this “Second Amendment”) to the Eighth Amended and Restated Investors’ Rights Agreement, dated as of December 6, 2011, by and among Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company named therein (the “Base Agreement”), as amended by that certain Waiver and Amendment thereto dated December 21, 2011 (the “First Amendment”), is made and entered into by and among the Company and the undersigned stockholders of the Company hereto (collectively, the “Parties”), effective as of the earliest date (such date, the “Effective Date”) on which each Party has duly executed and delivered a signature page hereto (with the date of execution and delivery of each such signature page indicated on such signature page). The Base Agreement, as amended by the First Amendment, as further amended by this Second Amendment, and as further amended and/or restated from time to time, is herein referred to as the “Investors’ Rights Agreement.” Capitalized terms used but not defined herein shall have the meanings given to such terms in the Investors’ Rights Agreement.

RECITALS

A. Edward W. Rose III, an individual and an Investor under the Investors’ Rights Agreement, desires to Transfer certain shares of Common Stock to certain transferees as further described on Exhibit A hereto (each such transfer described on Exhibit A, a “Proposed Transfer”). Exhibit A sets forth, for each Proposed Transfer, the name of the proposed transferee and the number of shares of Common Stock to be Transferred.

B. The Board, by written consent, has consented to and authorized the Company to enter into this Second Amendment pursuant to Section 9.9 of the Investors’ Rights Agreement.

C. The Company and the undersigned stockholders of the Company, which stockholders constitute the holders of a majority of the outstanding Preferred Stock and Common Stock issued upon conversion thereof voting together as a single class and calculated on an as-converted basis, wish to enter into this Second Amendment to, among other things: (a) amend the definition of “Exempted Transfers” as defined in the Investors’ Rights Agreement to include the Proposed Transfers; and (b) make certain clean up amendments with respect to Section references that were intended by the First Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Incorporation of Recitals. The recitals set forth above are fully incorporated herein by this reference thereto with the same force and effect as though recited herein.

2. Amendments. The following provisions of the Investors’ Rights Agreement, as amended by the First Amendment, are amended or amended and restated as set forth below:

(a) The First Amendment is hereby amended as follows to fix the following typographical errors:

(i) Each occurrence of the phrase “Section (h)” and each occurrence of the phrase “Section 2(h)” in the First Amendment is hereby replaced with the phrase “Section 2.2(b).”

(ii) In the amended and restated Section 2.2(b) as set forth in the First Amendment, the term “(h)” in the fourth line thereof is hereby replaced with the term “(i)” and the term “(i)” in the fifth line thereof is hereby replaced with the term “(ii).”

(b) Section 1.1 of the Investors’ Rights Agreement is amended to amend and restate the definition of “Exempted Transfers” as set forth in Section 1.1(z) of the Base Agreement, and as amended by the First Amendment, to read as follows:

“Exempted Transfers” shall mean the following: (i) any transfer or transfers to the ancestors, descendants or spouse of a stockholder or to trusts, partnerships or other entities formed for the benefit of such persons, (ii) any transfer or transfers to an Affiliate of any holder of Preferred Stock or Common Stock obtained on conversion of the Preferred Stock, (iii) any transfer by a holder of Preferred Stock to any other holder of Preferred Stock or Common Stock obtained on conversion of the Preferred Stock, (iv) any pledge of shares made pursuant to a bona fide loan transaction that creates a mere security interest, (v) any transfer by a stockholder that is a partnership, limited liability company or corporation to the partners, members or stockholders of such entity without the payment of consideration therefor, (vi) any bona fide gift, (vii) any transfer pursuant to the Company’s repurchase right under the Stock Option Plan, the Long Term Incentive Plan or under any other stock option, stock bonus or other stock plans or agreements in effect as of the date hereof, or under any stock option, stock bonus or other stock plan approved by the Board thereafter, (viii) any transfer resulting from the Company’s purchase, foreclosure or acquisition of shares of any Securities that were secured by a promissory note in favor of the Company, (ix) any Affiliate Transfer (as defined in the First Amendment), (x) any Donation Transfer (as defined in the First Amendment) and (xi) any Proposed Transfer (as defined in the Second Amendment); provided, however, that, except in the case of clauses (i), (vii), (viii) and (xi) above, any such transferee is an “Accredited Investor” as defined in the Securities Act; provided, further, that the term “Exempted Transfers” shall not include any transfer which would require the Company to register any class of securities pursuant to Section 12 of the Exchange Act, and any such transfer shall be void ab initio.

2

(c) Each of Section 2.3(a) and Section 3.2 is amended such that for the second sentence of each such Section, the opening phrase “The restrictions on transfer and” is deleted and the word “the” immediately following the deleted phrase is replaced with “The”.

(d) Clause (vii) of the first sentence of Section 9.1 of the Investors’ Rights Agreement is amended to read as follows:

“(vii) pursuant to or in connection with any transfer described in clauses (i), (vii), (viii) or (xi) of the definition of Exempted Transfers shall not be required to certify that such Person is an Accredited Investor.”

(e) Schedule A and Schedule B of the Investors’ Rights Agreement are amended, restated and replaced in their entirety as Schedule A and Schedule B hereto.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the Company has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

COMPANY:

Reata Pharmaceuticals, Inc.

By:	/s/ J. Warren Huff
Name:	J. Warren Huff
Title:	Chief Executive Officer

Address:	2801 Gateway Drive, Suite 150
Irving, Texas 75063-2648
Fax:	(214) 722-0867

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September 27, 2012 to be effective as of the Effective Date.

NOVO A/S

By:	/s/ Jack B. Nielsen
Name:	Jack B. Nielsen
Title:	Partner

Address:	Novo A/S
Novo Ventures
Tuborg Havnevej 19
DK-2900 Hellerup
Denmark
Fax:	(+45) 4442 1440

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

YELLOW WARBLER, LP

By:	CPMG, Inc.
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

VERDIN FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

MALLARD FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

CD FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

WILLET FUND, L.P.

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

KESTREL FUND, L.P.

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

REDBIRD LIFE SCIENCES PARTNERS, L.P.

By:	Redbird Life Sciences, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	President

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

REDSTART PARTNERS, LP

By:	Redstart GP, LLC,
its General Partner

By:	/s/ Charles E. Gale
Name:	Charles E. Gale
Title:	Secretary

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Second Amendment as of September     , 2012 to be effective as of the Effective Date.

ARACOS FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDMENT

EXHIBIT A

PROPOSED TRANSFERS

	Proposed Transferee	Number of Shares to be Transferred
1	Barton Autrey	2,000
2	Bryan Bell	2,600
3	Brent Brown	2,600
4	Rick Bruce	2,600
5	Angela Bruce	1,000
6	Russell Buchanan	2,000
7	Glen Craze	2,000
8	Katherine Crumpacker	2,000
9	Cully Ann Crumpacker Trust	2,600
10	James Dickson	2,600
11	Elizabeth Farmer	2,000
12	John Farmer	2,000
13	Patti Granoff	2,600
14	Susan Harlan	2,600
15	Mary Hayes	2,000
16	Mary Ann Justman	2,600
17	Lilia Justman	2,000
18	Tessa Justman	2,000
19	Mary Elizabeth Kendall	2,600
20	Charles Kendall, III	2,000
21	Mark Kendall	2,600
22	Marilyn Latting	2,600
23	Margaret Lehman	2,600
24	Ron Lowery	2,000

Exhibit A-1

	Proposed Transferee	Number of Shares to be Transferred
25	Cameron McCormick	2,000
26	Sallianne Mooring	2,600
27	Scott Mooring	2,000
28	John Scott Mooring	2,600
29	Ben Mooring	2,600
30	Ryan Overturf	2,000
31	Sue Gill Rose	2,600
32	Allison Rose	2,000
33	Delaney Rose	2,000
34	Frederick Rowe, Jr.	2,000
35	John Schoellkopf	2,600
36	Katherine Swiney	2,000
37	Gail Thomas	2,000
38	Angela Walsh	2,600
39	Brian Walsh	2,600
40	Leonard Wennmohs	2,000
41	Mary Whitaker	2,600
42	Paige Winburn	1,000

Exhibit A-2

SCHEDULE A

INVESTORS

1.	STARTech Seed Fund II, L.P.

2.	Anchor International Services Limited

3.	The Lyda Hill Foundation

4.	ILC Realty Ltd.

5.	Bruce W. Hunt

6.	Barbara Hunt Crow

7.	Kingdom Investments, Limited

8.	Hunt Technology Ventures, LP

9.	Peter Moody Brooks

10.	James F. Watson

11.	WF9 Investments, L.P.

12.	Redbird Life Sciences Partners, L.P.

13.	Dennis J. Gorman

14.	Peachway, LLC

15.	Freddie Carroll

16.	Ronald B. Jennings

17.	RWI Partnership, Ltd.

18.	James E. and Hong Z. Bass

19.	Prothro Family Limited Partnership, Ltd.

20.	Peter P. and Bonnie B. Smith

21.	Charles A. Sanders, M.D.

22.	Leslie Clement Family Trust

Schedule A-1

23.	Alice Carrington Foultz

24.	The Henrietta P.C. Hildebrand Trust of 2007

25.	Martin W. Clement II

26.	Scott Dodds

27.	Kingdon R. Hughes

28.	Willet Fund, L.P.

29.	John P. Watters

30.	Clement Equities

31.	Novo A/S

32.	James W. Lewis MPPP

33.	James W. Lewis IRA

34.	James W. Lewis Family Investment Limited Partnership

35.	James W. Lewis

36.	Colin J. Meyer, M.D.

37.	John Walling

38.	Melissa Krauth

39.	Ron Bumeister

40.	Glenda Johnson

41.	Robert M. Kral, Jr.

42.	Christiane Baud

43.	Christina Adams

44.	Karen Rohan

45.	Angela Dunford

46.	Pritam Kambuj

Schedule A-2

47.	Aracos Fund, L.P.

48.	James E. Bass

49.	Matthew S. Blanton, Ltd.

50.	Kestrel Fund, L.P.

51.	CD Fund, LP

52.	Bradford H. Hughes

53.	Mi-Hyung Kim

54.	Lyda Hill Interests, Inc.

55.	Mallard Fund, LP

56.	Barbara B. Moroney

57.	Yellow Warbler, LP

58.	Oxford Finance Corporation

59.	Sumitomo Corporation of America

60.	Sumitomo Corporation

61.	Numoda Capital Innovations LLC

62.	Verdin Fund, LP

63.	Whitney R. Hughes

64.	Elizabeth T.S. Joyce

65.	Gorman Children’s Trust I

66.	Gorman Children’s Trust II

67.	Abbott Pharmaceuticals PR Ltd.

68.	Dennis James Gorman GST Exempt Family Trust, Lisa Alane Gorman and Caroline Elizabeth Gorman Moore, Co-Trustees

69.	Peter P. Smith, as Custodian for Aline C. Bass under Texas UTMA

70.	Peter P. Smith, as Custodian for Laura W. Bass under Texas UTMA

Schedule A-3

71.	Peter P. Smith, as Custodian for Kevin E. Bass under Texas UTMA

72.	Hillwood/1358, Ltd.

73.	Charles Sung Tae Park

74.	Moroney OGP, LLC

75.	Frederick W. Field

76.	Randall Cox

77.	James H. Clement, Jr.

78.	Pranata Hajadi

79.	Hui-Ling Peng

80.	Patrick DeSouza and Frances DeSouza

81.	Bass Trust FBO James E. Bass

82.	Dorset Investment Partners, Ltd.

83.	Edward W. Rose III

84.	R. Kent McGaughy, Jr.

85.	James W. Traweek, Jr.

86.	Antal R. Desai

87.	Thomas M. Morton

88.	John E. Bateman

89.	JET Land and Cattle Co., Ltd.

90.	Antal R. Desai, Trustee of the TLM Children’s Trust dated December 23, 2010

91.	Elizabeth Horchow Routman

92.	Sally Horchow Revocable Trust

93.	Nicholas Hecker, Trustee of the Desai 2010 Children’s Trust dated December 29, 2010

94.	Elizabeth Ann Sanders Trust FBO Charles Sanders

Schedule A-4

95.	Perry Clement Finger

96.	Henrietta F. Armbruster

97.	Marshall S. Hildebrand

98.	Irene H. Torres Revocable Trust

99.	Beth I. Lewis

100.	Richard D. Bass, Jr.

101.	Taylor Louise Torres Trust of 2005

102.	Samantha Pruyn Torres Trust of 2005

103.	Elizabeth Cruz Torres Trust of 2005

104.	Loretta Irene Torres Trust of 2006

105.	JPMorgan Chase Bank, National Association

106.	Catherine Clements Matthews

107.	Margaret Clements Napier

108.	Pauline Seay Neuhoff

109.	George E. Seay III

110.	William P. Clements, III and Georgia M. Clements, Trustees of The William P. Clements, IV 2011 Trust u/a May 27, 2011

111.	William P. Clements, III and Georgia M. Clements, Trustees of The Catherine C. Clements 2011 Trust u/a May 27, 2011

112.	William P. Clements, III and Georgia M. Clements, Trustees of The Ben Gill Clements 2011 Trust u/a May 27, 2011

113.	Communities Foundation of Texas

114.	Bass Family Trust A

115.	Peter P. and Bonnie B. Smith Irrevocable Trust for Children

116.	Bonnie B. Smith

117.	Redstart Partners, LP

Schedule A-5

118.	Matthew Keane

119.	Elizabeth Horchow Routman and Daniel G. Routman, as Co-Trustees of the Elizabeth Horchow Routman Children’s Trust

120.	Board of Regents of the University of Texas System

121.	Comerica Ventures Incorporated

122.	Charles A. Sanders Irrevocable Trust dated September 16, 1997

123.	Martin W. Clement II and Melinda Clement, as Custodians for Martin W. Clement III

124.	Regen Investments, Ltd.

Schedule A-6

SCHEDULE B

OTHER STOCKHOLDERS

1.	Jonathan Graff, M.D., Ph.D.

2.	J. Warren Huff

3.	Frank Gerome

4.	STARTech Early Ventures, LLC

5.	Deborah M. Allan

6.	James McKay

7.	Renee McKay

8.	Matthew R. Muenster

9.	Jef Karel De Brabander, Ph.D.

10.	Waldemar Priebe, Ph.D.

11.	Thomas C. Sűdhof, M.D.

12.	Philip J. Thomas, Ph.D.

13.	Angela Ho

14.	Matthew Wieduwitt

15.	Yusheng Wu

16.	Xibin Liao

17.	Jerry W. Shay, Ph.D.

18.	William Christian Wigley, Ph.D.

19.	Deborah Ferguson, Ph.D.

20.	Michael Andreeff

21.	Marina Konopleva

22.	Victoria Link Limited

Schedule B-1

23.	Timothy Madden

24.	Rhesa D. Stidham

25.	The Trustees of Columbia University in the City of New York

26.	Jason Wilson

27.	Leslie Lescale-Matys

28.	Dr. Paul Foster

29.	Amanda Johnson

30.	David C. Mitchell

31.	Craig Brown

32.	Glendenning Children’s Trust

33.	J.P. Morgan Trust Company of Delaware, Trustee of The Huff 2010 Descendants’ Trust

34.	The Ronald H. Abrahams Family Trust u/a/d February 21, 2002

35.	Peter Northcote

36.	Georgina Weber

37.	The Gary Stephen Hurwitz 2009-P Trust

38.	The Hutchison C. Hurwitz 2011 Trust

39.	JoBeth M. Cash

40.	Annette B. Sudhof

41.	Andrea Y. Visoski

42.	Barbara Richardson

43.	Catherine Fanning

44.	Melean Visnick

45.	Robin Kral

46.	Casi DeYoung

Schedule B-2

47.	Kimberly St. Clair

48.	Ashley Maddeaux

49.	Sonja Wooley

50.	Dennis K. Stone, M.D.

51.	Eric Grossman

52.	Lily Huang

53.	Charles Matthew Cook

Schedule B-3

Exhibit 4.2c

REATA PHARMACEUTICALS, INC.

THIRD AMENDMENT TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This THIRD AMENDMENT (this “Third Amendment”) to the Eighth Amended and Restated Investors’ Rights Agreement, dated as of December 6, 2011, by and among Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company named therein (the “Base Agreement”), as amended by that certain Waiver and Amendment thereto dated December 21, 2011 (the “First Amendment”), and as further amended by that certain Second Amendment thereto effective as of September 27, 2012 (the “Second Amendment”), is made and entered into by and among the Company and the undersigned stockholders of the Company hereto (collectively, the “Parties”), effective as of the earliest date (such date, the “Effective Date”) on which each Party has duly executed and delivered a signature page hereto (with the date of execution and delivery of each such signature page indicated on such signature page). The Base Agreement, as amended by the First Amendment and the Second Amendment, as further amended by this Third Amendment, and as further amended or amended and restated from time to time, is herein referred to as the “Investors’ Rights Agreement.” Capitalized terms used but not defined herein shall have the meanings given to such terms in the Base Agreement.

RECITALS

A. Redstart GP, LLC (“Redstart GP”), a Texas limited liability company and the general partner of Redstart Partners, LP (“Redstart Partners”), a Texas limited partnership and an Investor under the Investors’ Rights Agreement, has elected to cause Redstart Partners to wind up and liquidate pursuant to the terms of that certain Agreement of Limited Partnership of Redstart Partners dated as of November 4, 2011, as amended from time to time. Pursuant to the wind up and liquidation of Redstart Partners, Redstart GP desires to cause all of the shares of Common Stock held by Redstart Partners to be distributed pro rata to the limited partners of Redstart Partners for no consideration payable by such limited partners or any other person in respect of such transfers, which such transfers of shares of Common Stock from Redstart Partners to the limited partners of Redstart Partners are further described on Exhibit A hereto (each such transfer described on Exhibit A, a “Redstart Transfer” and collectively, the “Redstart Transfers”). Exhibit A sets forth, for each Redstart Transfer, the name of the transferee and the number of shares of Common Stock to be transferred from Redstart Partners to such transferee.

B. The Board has consented to and authorized the Company to enter into this Third Amendment pursuant to Section 9.9 of the Investors’ Rights Agreement.

C. The Company and the undersigned stockholders of the Company, which stockholders constitute the holders of a majority of the outstanding Preferred Stock and Common Stock issued upon conversion thereof voting together as a single class and calculated on an as-converted basis, wish to enter into this Third Amendment to: (a) amend the definition of “Exempted Transfers” as defined in the Investors’ Rights Agreement to include the Redstart

Transfers; and (b) amend and restate Schedule A and Schedule B to the Investors’ Rights Agreement in their entirety, pursuant to Section 9.1 and Section 9.9 of the Investors’ Rights Agreement, to reflect the addition of certain stockholders to such schedules who have properly joined the Investors’ Rights Agreement pursuant to the terms thereof since the time of execution of the Second Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Incorporation of Recitals. The recitals set forth above are fully incorporated herein by this reference thereto with the same force and effect as though recited herein.

2. Amendments. The following provisions of the Investors’ Rights Agreement, as amended by the First Amendment and the Second Amendment, are amended or amended and restated as set forth below:

(a) Section 1.1 of the Investors’ Rights Agreement is amended to amend and restate the definition of “Exempted Transfers” as set forth in Section 1.1(z) of the Base Agreement, and as amended or amended and restated by the First Amendment and the Second Amendment, to read as follows:

“Exempted Transfers” shall mean the following: (i) any transfer or transfers to the ancestors, descendants or spouse of a stockholder or to trusts, partnerships or other entities formed for the benefit of such persons, (ii) any transfer or transfers to an Affiliate of any holder of Preferred Stock or Common Stock obtained on conversion of the Preferred Stock, (iii) any transfer by a holder of Preferred Stock to any other holder of Preferred Stock or Common Stock obtained on conversion of the Preferred Stock, (iv) any pledge of shares made pursuant to a bona fide loan transaction that creates a mere security interest, (v) any transfer by a stockholder that is a partnership, limited liability company or corporation to the partners, members or stockholders of such entity without the payment of consideration therefor, (vi) any bona fide gift, (vii) any transfer pursuant to the Company’s repurchase right under the Stock Option Plan, the Long Term Incentive Plan or under any other stock option, stock bonus or other stock plans or agreements in effect as of the date hereof, or under any stock option, stock bonus or other stock plan approved by the Board thereafter, (viii) any transfer resulting from the Company’s purchase, foreclosure or acquisition of shares of any Securities that were secured by a promissory note in favor of the Company, (ix) any Affiliate Transfer (as defined in the First Amendment), (x) any Donation Transfer (as defined in the First Amendment), (xi) any Proposed Transfer (as defined in the Second Amendment), and (xii) any Redstart Transfer (as defined in the Third Amendment); provided, however, that, except in the case of clauses (i), (vii), (viii), (xi) and (xii) above, any such transferee is an “Accredited Investor” as defined in the Securities Act; provided, further, that the term “Exempted Transfers” shall not include any transfer which would require the Company to register any class of securities pursuant to Section 12 of the Exchange Act, and any such transfer shall be void ab initio.

2

(b) Clause (vii) of the first sentence of Section 9.1 of the Investors’ Rights Agreement is amended to read as follows:

“(vii) pursuant to or in connection with any transfer described in clauses (i), (vii), (viii), (xi) or (xii) of the definition of Exempted Transfers shall not be required to certify that such Person is an Accredited Investor.”

(c) Schedule A and Schedule B of the Investors’ Rights Agreement are amended, restated and replaced in their entirety as Schedule A and Schedule B hereto.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the Company has executed this Third Amendment as of November 27, 2013 to be effective as of the Effective Date.

COMPANY:

Reata Pharmaceuticals, Inc.

By:	/s/ J. Warren Huff
Name:	J. Warren Huff
Title:	Chief Executive Officer

Address:	2801 Gateway Drive, Suite 150
Irving, Texas 75063-2648
Fax:	(214) 722-0867

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 27, 2013 to be effective as of the Effective Date.

NOVO A/S

By:	/s/ Jack B. Nielson
Name:	Jack B. Nielson
Title:	Partner

Address:	Novo A/S
Novo Ventures
Tuborg Havnevej 19
DK-2900 Hellerup
Denmark
Fax:	(+45) 4442 1440

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 26, 2013 to be effective as of the Effective Date.

YELLOW WARBLER, LP

By:	CPMG, Inc.
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 26, 2013 to be effective as of the Effective Date.

VERDIN FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2000 McKinney, Suite 2125
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 26, 2013 to be effective as of the Effective Date.

MALLARD FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2000 McKinney, Suite 2125
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 26, 2013 to be effective as of the Effective Date.

CD FUND, LP

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2000 McKinney, Suite 2125
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 26, 2013 to be effective as of the Effective Date.

WILLET FUND, L.P.

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	2000 McKinney, Suite 2125
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 26, 2013 to be effective as of the Effective Date.

KESTREL FUND, L.P.

By:	CPMG, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	Chief Operating Officer

Address:	200 McKinney, Suite 2125
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 26, 2013 to be effective as of the Effective Date.

REDBIRD LIFE SCIENCES PARTNERS, L.P.

By:	Redbird Life Sciences, Inc.,
its General Partner

By:	/s/ John E. Bateman
Name:	John E. Bateman
Title:	President

Address:	2000 McKinney, Suite 2125
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned Investor has executed this Third Amendment as of November 25, 2013 to be effective as of the Effective Date.

REDSTART PARTNERS, LP

By:	Redstart GP, LLC,
its General Partner

By:	/s/ Charles E. Gale
Name:	Charles E. Gale
Title:	Secretary

Address:	2100 McKinney, Suite 1770
Dallas, Texas 75201
Fax:	(214) 871-6837

REATA PHARMACEUTICALS, INC.

SIGNATURE PAGE TO THIRD AMENDMENT TO INVESTORS’ RIGHTS AGREEMENT

EXHIBIT A

Redstart Transfers

	Transferees	Number of Shares Transferred
1.	Leigh Abrams	32,129
2.	David Albin	24,110
3.	NFS FMTC FBO Robert Hudson Alpert IRA	12,833
4.	Erik Caspersen	3,057
5.	Charles Henry Rose 2001 Trust	1,508
6.	Cottonwood Partnership 2009	2,202,958
7.	Daniel Matthew Kaplan 2010 Trust	11,680
8.	Elsa Ruth Schoenbrun 2010 Trust	11,680
9.	Carlos Fierro and Jennifer Tonkel	100,401
10.	John Fitzpatrick	31,494
11.	Charles Gale	90,362
12.	NFS FMTC FBO Charles E. Gale IRA	2,184
13.	Ronald Gaswirth	5,090
14.	Emanuel Geduld	43,750
15.	James Gero	669,338
16.	NFS FMTC FBO Christina Kaye Gillilan IRA	5,980
17.	Lawrence Goldstein	1,959
18.	Grey William Jones 2001 Trust	6,244
19.	Harvey Grossman	30,530
20.	Johnny Guerry	41,249

Exhibit A-1

	Transferees	Number of Shares Transferred
21.	Howard Lawrence Hardy	3,057
22.	Marguerite Hoffman	1,708,024
23.	Jacob Alexander Kaplan 2010 Trust	11,680
24.	Mary Jalonick	32,736
25.	John William Rose 2002 Trust	3,429
26.	Luci B. Johnson	231,824
27.	Brandon Jones	124,648
28.	Kathryn Kaplan	13,327
29.	J. Luther King, Jr.	31,511
30.	Knot Tee Time LLC	19,038
31.	NFS FMTC FBO Amy K. Langston IRA	23,436
32.	Leo Christopher Schoenbrun 2010 Trust	11,680
33.	Lori Lofye	5,495
34.	NFS FMTC FBO Jason Ryan Ludeke IRA	2,998
35.	Murray McCabe	185,801
36.	Cameron McCormick	3,057
37.	NFS FMTC FBO Amy M. McKinley IRA	9,825
38.	Nancy Meinershagen	69,116
39.	NFS FMTC FBO Nancy Meinershagen IRA	25,286
40.	Michael Mewhinney	287,815
41.	MF5 Partners LLC	15,000
42.	Harvey Milman	2,888

Exhibit A-2

	Transferees	Number of Shares Transferred
43.	Samuel Moore	46,813
44.	Mooring Capital LP	48,014
45.	Nini Gift Trust	71,936
46.	Joseph Penshorn	4,477
47.	Mark Plunkett	3,171
48.	NFS FMTC FBO Mark Plunkett IRA	1,170
49.	Beth Quint	2,036
50.	NFS FMTC FBO Beth A. Quint IRA	1,436
51.	Howard Rachofsky	535,470
52.	Brandon Jones and Lela Rose	502,153
53.	Edward W. Rose, III	3,036,699
54.	Lela Rose	131,663
55.	William Rose	856,730
56.	NFS FMTC FBO Edward W. Rose, III IRA	610,324
57.	William Rosenthal	524,604
58.	Rosey Potter Jones 2006 Trust	9,364
59.	RSR Interests, LLC	199,792
60.	Candace Rubin	3,057
61.	RVF Holdings Ltd.	453,485
62.	John Schoellkopf	3,057
63.	Benjamin Schoenbrun	13,327
64.	Larry Schoenbrun	1,617

Exhibit A-3

	Transferees	Number of Shares Transferred
65.	Michael Schoenbrun	13,327
66.	Shoreline Investors LLC	69,990
67.	Sophie Elizabeth Schoenbrun 2010 Trust	11,680
68.	Stapleton Pharma LLC	2,543,484
69.	NFS FMTC FBO Shane Orville Suckla IRA	7,204
70.	The Ben Mooring Living Trust	25,711
71.	The John Scott Mooring Living Trust	10,697
72.	The Schoenbrun Fund LP	45,119
73.	Ian Turpin	71,936
74.	W.E. Rosenthal Interests, Ltd.	502,003
75.	NFS FMTC FBO Angela K. Walsh IRA	1,386
76.	John Watson	3,057
77.	David Webster	15,194
78.	NFS FMTC FBO Leonard Long Wennmohs IRA	404
79.	NFS FMTC FBO Kathleen E. Wright IRA	15,977
80.	Michael Young	50,953
81.	Fred Zinn	5,620

	Total	16,604,344

Exhibit A-4

SCHEDULE A

INVESTORS

1.	STARTech Seed Fund II, L.P.

2.	Anchor International Services Limited

3.	The Lyda Hill Foundation

4.	ILC Realty Ltd.

5.	Bruce W. Hunt

6.	Barbara Hunt Crow

7.	Kingdom Investments, Limited

8.	Hunt Technology Ventures, LP

9.	Peter Moody Brooks

10.	James F. Watson

11.	WF9 Investments, L.P.

12.	Redbird Life Sciences Partners, L.P.

13.	Dennis J. Gorman

14.	Peachway, LLC

15.	Freddie Carroll

16.	Ronald B. Jennings

17.	RWI Partnership, Ltd.

18.	James E. and Hong Z. Bass

19.	Prothro Family Limited Partnership, Ltd.

20.	Peter P. and Bonnie B. Smith

21.	Charles A. Sanders, M.D.

22.	Leslie Clement Family Trust

Schedule A-1

23.	Alice Carrington Foultz

24.	The Henrietta P.C. Hildebrand Trust of 2007

25.	Martin W. Clement II

26.	Scott Dodds

27.	Kingdon R. Hughes

28.	Willet Fund, L.P.

29.	John P. Watters

30.	Clement Equities

31.	Novo A/S

32.	James W. Lewis MPPP

33.	James W. Lewis IRA

34.	James W. Lewis Family Investment Limited Partnership

35.	James W. Lewis

36.	Colin J. Meyer, M.D.

37.	John Walling

38.	Melissa Krauth

39.	Ron Bumeister

40.	Glenda Johnson

41.	Robert M. Kral, Jr.

42.	Christiane Baud

43.	Christina Adams

44.	Karen Rohan

45.	Angela Dunford

46.	Pritam Kambuj

Schedule A-2

47.	James E. Bass

48.	Matthew S. Blanton, Ltd.

49.	Kestrel Fund, L.P.

50.	CD Fund, LP

51.	Bradford H. Hughes

52.	Mi-Hyung Kim

53.	Lyda Hill Interests, Inc.

54.	Mallard Fund, LP

55.	Barbara B. Moroney

56.	Yellow Warbler, LP

57.	Oxford Finance Corporation

58.	Sumitomo Corporation of America

59.	Sumitomo Corporation

60.	Numoda Capital Innovations LLC

61.	Verdin Fund, LP

62.	Whitney R. Hughes

63.	Elizabeth T.S. Joyce

64.	Gorman Children’s Trust I

65.	Gorman Children’s Trust II

66.	Dennis James Gorman GST Exempt Family Trust, Lisa Alane Gorman and Caroline Elizabeth Gorman Moore, Co-Trustees

67.	Aline C. Bass

68.	Peter P. Smith, as Custodian for Laura W. Bass under Texas UTMA

69.	Peter P. Smith, as Custodian for Kevin E. Bass under Texas UTMA

70.	Hillwood/1358, Ltd.

Schedule A-3

71.	Charles Sung Tae Park

72.	Moroney OGP, LLC

73.	Frederick W. Field

74.	Randall Cox

75.	James H. Clement, Jr.

76.	Pranata Hajadi

77.	Hui-Ling Peng

78.	Patrick DeSouza and Frances DeSouza

79.	Bass Trust FBO James E. Bass

80.	Dorset Investment Partners, Ltd.

81.	Edward W. Rose III

82.	R. Kent McGaughy, Jr.

83.	James W. Traweek, Jr.

84.	Antal R. Desai

85.	Thomas M. Morton

86.	John E. Bateman

87.	JET Land and Cattle Co., Ltd.

88.	Antal R. Desai, Trustee of the TLM Children’s Trust dated December 23, 2010

89.	Elizabeth Horchow Routman

90.	Sally Horchow Revocable Trust

91.	Nicholas Hecker, Trustee of the Desai 2010 Children’s Trust dated December 29, 2010

92.	Elizabeth Ann Sanders Trust FBO Charles Sanders

93.	Perry Clement Finger

94.	Henrietta F. Armbruster

Schedule A-4

95.	Marshall S. Hildebrand

96.	Irene H. Torres Revocable Trust

97.	Beth I. Lewis

98.	Richard D. Bass, Jr.

99.	Taylor Louise Torres Trust of 2005

100.	Samantha Pruyn Torres Trust of 2005

101.	Elizabeth Cruz Torres Trust of 2005

102.	Loretta Irene Torres Trust of 2006

103.	JPMorgan Chase Bank, National Association

104.	Catherine Clements Matthews

105.	Margaret Clements Napier

106.	Pauline Seay Neuhoff

107.	George E. Seay III

108.	William P. Clements, III and Georgia M. Clements, Trustees of The William P. Clements, IV 2011 Trust u/a May 27, 2011

109.	William P. Clements, III and Georgia M. Clements, Trustees of The Catherine C. Clements 2011 Trust u/a May 27, 2011

110.	William P. Clements, III and Georgia M. Clements, Trustees of The Ben Gill Clements 2011 Trust u/a May 27, 2011

111.	Communities Foundation of Texas

112.	Bass Family Trust A

113.	Peter P. and Bonnie B. Smith Irrevocable Trust for Children

114.	Bonnie B. Smith

115.	Redstart Partners, LP

116.	Matthew Keane

117.	Board of Regents of the University of Texas System

Schedule A-5

118.	Comerica Ventures Incorporated

119.	Charles A. Sanders Irrevocable Trust dated September 16, 1997

120.	Martin W. Clement II and Melinda Clement, as Custodians for Martin W. Clement III

121.	Regen Investments, Ltd.

122.	Barton Autrey

123.	Bryan Bell

124.	Brent Brown

125.	Rick Bruce

126.	Angela Bruce

127.	Russell Buchanan

128.	Glenn Craze

129.	Katherine R. Crumpacker

130.	Cully Ann Crumpacker Trust

131.	James Dickson

132.	Elizabeth Farmer

133.	John Farmer

134.	Patti Granoff

135.	Susan Harlan

136.	Mary Farmer Hayes

137.	Mary Ann Justman

138.	Lilia Justman

139.	Tessa Justman

140.	Mary Elizabeth Kendall

141.	Charles Kendall III

Schedule A-6

142.	Mark Kendall

143.	Marilyn Latting

144.	Margaret Lehman

145.	Ronald Lowry

146.	Cameron McCormick

147.	Sallianne Mooring

148.	Scott Mooring

149.	John Scott Mooring

150.	Ben Mooring

151.	Ryan Overturf

152.	Sue Gill Rose

153.	Allison Rose

154.	Delaney Rose

155.	Frederick Rowe, Jr.

156.	John Schoellkopf

157.	Katherine Swiney

158.	Gail Thomas

159.	Angela Walsh

160.	Brian Walsh

161.	Leonard Wennmohs

162.	Mary Whitaker

163.	Paige Winburn

164.	EHR Children’s Trust FBO Emily Routman

165.	HER Children’s Trust FBO Regen Routman

166.	AbbVie Ltd.

Schedule A-7

SCHEDULE B

OTHER STOCKHOLDERS

1.	Jonathan Graff, M.D., Ph.D.

2.	J. Warren Huff

3.	Frank Gerome

4.	STARTech Early Ventures, LLC

5.	Deborah M. Allan

6.	James McKay

7.	Renee McKay

8.	Matthew R. Muenster

9.	Jef Karel De Brabander, Ph.D.

10.	Waldemar Priebe, Ph.D.

11.	Thomas C. Sűdhof, M.D.

12.	Philip J. Thomas, Ph.D.

13.	Angela Ho

14.	Matthew Wieduwitt

15.	Yusheng Wu

16.	Xibin Liao

17.	Jerry W. Shay, Ph.D.

18.	William Christian Wigley, Ph.D.

19.	Deborah Ferguson, Ph.D.

20.	Michael Andreeff

21.	Marina Konopleva

22.	Victoria Link Limited

Schedule B-1

23.	Timothy Madden

24.	Rhesa D. Stidham

25.	The Trustees of Columbia University in the City of New York

26.	Jason Wilson

27.	Leslie Lescale-Matys

28.	Dr. Paul Foster

29.	Amanda Johnson

30.	David C. Mitchell

31.	Craig Brown

32.	Glendenning Children’s Trust

33.	J.P. Morgan Trust Company of Delaware, Trustee of The Huff 2010 Descendants’ Trust

34.	The Ronald H. Abrahams Family Trust u/a/d February 21, 2002

35.	Peter Northcote

36.	Georgina Weber

37.	The Hutchison C. Hurwitz 2011 Trust

38.	JoBeth M. Cash

39.	Annette B. Sudhof

40.	Andrea Y. Visoski

41.	Barbara Richardson

42.	Catherine Fanning

43.	Melean Visnick

44.	Robin Kral

45.	Casi DeYoung

Schedule B-2

46.	Kimberly St. Clair

47.	Ashley Maddeaux

48.	Sonja Wooley

49.	Dennis K. Stone, M.D.

50.	Eric Grossman

51.	Lily Huang

52.	Charles Matthew Cook

53.	Devona Green

54.	Brian Ostrander

55.	Claudia P. Schroeder

56.	Ventanabhargava Achanta

57.	Amanda Alford

58.	C. Eric Anderson

59.	Melika Auzenne

60.	Christopher Bender

61.	Delia Bradford

62.	Elaine Castellanos

63.	Melanie Chin

64.	Shalundra Conwell

65.	Andrew Cunningham

66.	Maggie Didehbani

67.	Edmund Doherty

68.	Irina Dulubova

69.	Anita Duncan

Schedule B-3

70.	Mary Dymond

71.	Kobby Essien

72.	David Flory

73.	Matthew Frankel

74.	Zohre German

75.	Arthur W. Gibson III

76.	Deborah Gidney

77.	Linda Hannigan

78.	Tracy Herson

79.	Betty Holland

80.	Martha Hotema

81.	Brigitte Iafrate

82.	Olga Jeter

83.	Xin Jiang

84.	Richard Kelley

85.	Kufe, LLC

86.	Anil Kumar

87.	Jeff Laidlaw

88.	Chun-Yue Lee

89.	Liping Liu

90.	Xiaofeng Liu

91.	Steven Madden

92.	Patrick McDermott

93.	Holly McDonald

Schedule B-4

94.	Laura Milan

95.	Greg Miller

96.	Baali Muganga

97.	Jack Ort

98.	Neha Patel-Cervantes

99.	Bob Penfold

100.	Daniel Pirrung

101.	Ritu Rajan

102.	Scott Reisman

103.	Jimmy Rhea

104.	Stacey Ruiz

105.	Christina Salinas

106.	Karen Schmitz

107.	R.A. Session II

108.	Erin Taylor

109.	Neil Thapar

110.	Liisa Tingue

111.	Isaac Trevino

112.	John A. Walling

113.	David Warnock

114.	Anne Yager

115.	Jiang Zhang

116.	Meghan Hart

117.	Dane Visnick

118.	GS Hurwitz 2004 Exempt Trust

119.	Carolyn Kelly

Schedule B-5